                             NORTH AMERICAN VACCINE, INC.

                                       ISSUER

                                          TO

                                 MARINE MIDLAND BANK

                                       TRUSTEE

                                   ===============


                                      INDENTURE

                               Dated as of May 7, 1996

                                   ===============


                                   U.S.$86,250,000

                         6.50% Convertible Subordinated Notes
                                   Due May 1, 2003

                                  TABLE OF CONTENTS
                                     ===========


                                                                            Page
                                                                            ----

     RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . .   1

                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION


     SECTION 1.1.  Definitions . . . . . . . . . . . . . . . . . . . . . . .   1

     SECTION 1.2.  Compliance Certificates and Opinions  . . . . . . . . . .  10

     SECTION 1.3.  Form of Documents Delivered to the Trustee  . . . . . . .  11

     SECTION 1.4.  Acts of Holders of Securities . . . . . . . . . . . . . .  12

     SECTION 1.5.  Notices, Etc., to Trustee and Company . . . . . . . . . .  13

     SECTION 1.6.  Notice to Holders of Securities; Waiver . . . . . . . . .  14

     SECTION 1.7.  Effect of Headings and Table of Contents  . . . . . . . .  14

     SECTION 1.8.  Successors and Assigns  . . . . . . . . . . . . . . . . .  14

     SECTION 1.9.  Separability Clause . . . . . . . . . . . . . . . . . . .  14

     SECTION 1.10.  Benefits of Indenture  . . . . . . . . . . . . . . . . .  14

     SECTION 1.11.  Governing Law  . . . . . . . . . . . . . . . . . . . . .  15

     SECTION 1.12.  Legal Holidays . . . . . . . . . . . . . . . . . . . . .  15

     SECTION 1.13.  Consent to Jurisdiction and Service of Process . . . . .  15

     SECTION 1.14.  Conversion of Currency . . . . . . . . . . . . . . . . .  16

     SECTION 1.15.  Currency Equivalent  . . . . . . . . . . . . . . . . . .  17

     SECTION 1.16.  Interest Act (Canada)  . . . . . . . . . . . . . . . . .  18

     SECTION 1.17.  Conflict with Trust Indenture Act  . . . . . . . . . . .  18

     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

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                                     ARTICLE TWO

                                    SECURITY FORMS

                                                                            Page
                                                                            ----


     SECTION 2.1.  Forms Generally . . . . . . . . . . . . . . . . . . . . .  18

     SECTION 2.2.  Forms of Securities . . . . . . . . . . . . . . . . . . .  21

     SECTION 2.3.  Form of Conversion Notice . . . . . . . . . . . . . . . .  42

     SECTION 2.4.  Legend on Restricted Securities . . . . . . . . . . . . .  42

     SECTION 2.5  Form of Trustee's Certificate of Authentication  . . . . .  42


                                    ARTICLE THREE

                                    THE SECURITIES

     SECTION 3.1.  Title and Terms . . . . . . . . . . . . . . . . . . . . .  42

     SECTION 3.2.  Denominations . . . . . . . . . . . . . . . . . . . . . .  43

     SECTION 3.3.  Execution, Authentication, Delivery and Dating  . . . . .  43

     SECTION 3.4.  Global Securities . . . . . . . . . . . . . . . . . . . .  44

     SECTION 3.5.  Registration, Registration of Transfer and Exchange;
                   Restrictions on Transfer  . . . . . . . . . . . . . . . .  46

     SECTION 3.6.  Mutilated, Destroyed, Lost or Stolen Securities . . . . .  52

     SECTION 3.7.  Payment of Interest, Interest Rights Preserved  . . . . .  53

     SECTION 3.8.  Persons Deemed Owners . . . . . . . . . . . . . . . . . .  55

     SECTION 3.9.  Cancellation  . . . . . . . . . . . . . . . . . . . . . .  55

     SECTION 3.10.  Computation of Interest  . . . . . . . . . . . . . . . .  55

     SECTION 3.11.  CUSIP Numbers  . . . . . . . . . . . . . . . . . . . . .  55

     SECTION 3.12.  Notification of Withholding  . . . . . . . . . . . . . .  55


     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE
                                                                            Page
                                                                            ----

     SECTION 4.1.  Satisfaction and Discharge of Indenture . . . . . . . . .  56

     SECTION 4.2.  Application of Trust Money  . . . . . . . . . . . . . . .  57


                                     ARTICLE FIVE

                                       REMEDIES

     SECTION 5.1.  Events of Default . . . . . . . . . . . . . . . . . . . .  57

     SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment  . . .  60

     SECTION 5.3.  Collection of Indebtedness and Suits for Enforcement
                   by Trustee  . . . . . . . . . . . . . . . . . . . . . . .  61

     SECTION 5.4.  Trustee May File Proofs of Claim  . . . . . . . . . . . .  61

     SECTION 5.5.  Trustee May Enforce Claims Without Possession
                   of Securities . . . . . . . . . . . . . . . . . . . . . .  62

     SECTION 5.6.  Application of Money Collected  . . . . . . . . . . . . .  63

     SECTION 5.7.  Limitation on Suits . . . . . . . . . . . . . . . . . . .  63

     SECTION 5.8.  Unconditional Right of Holders to Receive Principal,
                   Premium and Interest and to Convert . . . . . . . . . . .  64

     SECTION 5.9.  Restoration of Rights and Remedies  . . . . . . . . . . .  64

     SECTION 5.10.  Rights and Remedies Cumulative . . . . . . . . . . . . .  64

     SECTION 5.11.  Delay or Omission Not Waiver . . . . . . . . . . . . . .  64

     SECTION 5.12.  Control by Holders of Securities . . . . . . . . . . . .  65

     SECTION 5.13.  Waiver of Past Defaul  . . . . . . . . . . . . . . . . .  65

     SECTION 5.14.  Undertaking for Costs  . . . . . . . . . . . . . . . . .  65

     SECTION 5.15.  Waiver of Stay or Extension Laws . . . . . . . . . . . .  66


     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

                                     ARTICLE SIX

                                     THE TRUSTEE

                                                                            Page
                                                                            ----

     SECTION 6.1.  Certain Duties and Responsibilities . . . . . . . . . . .  66

     SECTION 6.2.  Notice of Defaults  . . . . . . . . . . . . . . . . . . .  67

     SECTION 6.3.  Certain Rights of Trustee . . . . . . . . . . . . . . . .  68

     SECTION 6.4.  Not Responsible for Recitals or Issuance of
                   Securities  . . . . . . . . . . . . . . . . . . . . . . .  69

     SECTION 6.5.  May Hold Securities, Act as Trustee Under Other
                   Indentures  . . . . . . . . . . . . . . . . . . . . . . .  69

     SECTION 6.6.  Money Held in Trust . . . . . . . . . . . . . . . . . . .  69

     SECTION 6.7.  Compensation and Reimbursemen . . . . . . . . . . . . . .  70

     SECTION 6.8.  Corporate Trustee Required; Eligibility . . . . . . . . .  70

     SECTION 6.9.  Resignation and Removal; Appointment of Successor . . . .  71

     SECTION 6.10.  Acceptance of Appointment by Successor . . . . . . . . .  72

     SECTION 6.11.  Merger, Conversion, Consolidation or Succession
                    to Business  . . . . . . . . . . . . . . . . . . . . . .  73

     SECTION 6.12.  Authenticating Agents  . . . . . . . . . . . . . . . . .  73

     SECTION 6.13  Trust Indenture Legislation . . . . . . . . . . . . . . .  74


                                    ARTICLE SEVEN

                         AMALGAMATION, CONSOLIDATION, MERGER,
                            CONVEYANCE, TRANSFER OR LEASE


     SECTION 7.1.  Company May Amalgamate, Consolidate, Etc., Only on
                   Certain Terms . . . . . . . . . . . . . . . . . . . . . .  75

     SECTION 7.2.  Successor Substituted . . . . . . . . . . . . . . . . . .  76


     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

                                    ARTICLE EIGHT

                               SUPPLEMENTAL INDENTURES

                                                                            Page
                                                                            ----

     SECTION 8.1.  Supplemental Indentures Without Consent of Holders of
                   Securities  . . . . . . . . . . . . . . . . . . . . . . .  76

     SECTION 8.2.  Supplemental Indentures with Consent of Holders of
                   Securities  . . . . . . . . . . . . . . . . . . . . . . .  77

     SECTION 8.3.  Execution of Supplemental Indentures  . . . . . . . . . .  78

     SECTION 8.4.  Effect of Supplemental Indentures . . . . . . . . . . . .  79

     SECTION 8.5.  Reference in Securities to Supplemental Indentures  . . .  79

     SECTION 8.6.  Notice of Supplemental Indentures . . . . . . . . . . . .  79


                                     ARTICLE NINE

                          MEETINGS OF HOLDERS OF SECURITIES

     SECTION 9.1.  Purposes for Which Meetings May Be Called . . . . . . . .  79

     SECTION 9.2.  Call, Notice and Place of Meetings  . . . . . . . . . . .  79

     SECTION 9.3.  Persons Entitled to Vote at Meetings  . . . . . . . . . .  80

     SECTION 9.4.  Quorum; Action  . . . . . . . . . . . . . . . . . . . . .  80

     SECTION 9.5.  Determination of Voting Rights; Conduct and Adjournmet
                   of Meetings . . . . . . . . . . . . . . . . . . . . . . .  81

     SECTION 9.6.  Counting Votes and Recording Action of Meetings . . . . .  82


                                     ARTICLE TEN

                                      COVENANTS

     SECTION 10.1.  Payment of Principal, Premium and Interest . . . . . . .  82

     SECTION 10.2.  Maintenance of Offices or Agencies . . . . . . . . . . .  83


     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

     SECTION 10.3.  Money for Security Payments To Be Held in Trust  . . . .  83

     SECTION 10.4.  Additional Amounts . . . . . . . . . . . . . . . . . . .  84

     SECTION 10.5.  Existence  . . . . . . . . . . . . . . . . . . . . . . .  85

     SECTION 10.6.  Maintenance of Properties  . . . . . . . . . . . . . . .  85

     SECTION 10.7.  Payment of Taxes and Other Claims  . . . . . . . . . . .  86

     SECTION 10.8.  Registration and Listing . . . . . . . . . . . . . . . .  86

     SECTION 10.9.  Statement by Officers as to Default  . . . . . . . . . .  86

     SECTION 10.10.  Delivery of Certain Informatio  . . . . . . . . . . . .  87

     SECTION 10.11.  Reporting Issuer  . . . . . . . . . . . . . . . . . . .  87

     SECTION 10.12.  Registration Rights . . . . . . . . . . . . . . . . . .  88

     SECTION 10.13.  Waiver of Certain Covenants . . . . . . . . . . . . . .  89


                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES

     SECTION 11. 1.  Right of Redemption . . . . . . . . . . . . . . . . . .  89

     SECTION 11.2.  Applicability of Article . . . . . . . . . . . . . . . .  89

     SECTION 11.3.  Election to Redeem; Notice to Trustee  . . . . . . . . .  89

     SECTION 11.4.  Selection by Trustee of Securities to Be Redeemed  . . .  90

     SECTION 11.5.  Notice of Redemption . . . . . . . . . . . . . . . . . .  90

     SECTION 11.6.  Deposit of Redemption Price  . . . . . . . . . . . . . .  91

     SECTION 11.7.  Securities Payable on Redemption Dat . . . . . . . . . .  92

     SECTION 11.8.  Securities Redeemed in Part  . . . . . . . . . . . . . .  92







     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

                                    ARTICLE TWELVE

                               CONVERSION OF SECURITIES

                                                                            Page
                                                                            ----

     SECTION 12.1.  Conversion Privilege and Conversion Price  . . . . . . .  92

     SECTION 12.2.  Exercise of Conversion Privilege . . . . . . . . . . . .  93

     SECTION 12.3.  Fractions of Shares  . . . . . . . . . . . . . . . . . .  94

     SECTION 12.4.  Adjustment of Conversion Price . . . . . . . . . . . . .  95

     SECTION 12.5.  Notice of Adjustments of Conversion Price  . . . . . . .  99

     SECTION 12.6.  Notice of Certain Corporate Action   . . . . . . . . .   100

     SECTION 12.7.  Company to Reserve Common Shares   . . . . . . . . . .   101

     SECTION 12.8.  Taxes on Conversions   . . . . . . . . . . . . . . . .   101

     SECTION 12.9.  Covenant as to Common Shares   . . . . . . . . . . . .   101

     SECTION 12.10.  Cancellation of Converted Securities  . . . . . . . .   101

     SECTION 12.11.  Provision in Case of Amalgamation, Consolidation,
                     Merger or Sale of Assets  . . . . . . . . . . . . . .   102

     SECTION 12.12.  Responsibility of Trustee for Conversion Provision  .   103


                                  ARTICLE THIRTEEN

                             SUBORDINATION OF SECURITIES

     SECTION 13.1.  Securities Subordinated to Senior Indebtedness . . . .   104

     SECTION 13.2.  No Payments in Certain Circumstances; Payment Over
                    of Proceeds Upon Dissolution, Etc  . . . . . . . . . .   104

     SECTION 13.3.  Notice to Trustee of Specified Events; Reliance on
                    Certificate of Liquidating Agent . . . . . . . . . . .   106

     SECTION 13.4.  Trustee to Effectuate Subordination  . . . . . . . . .   107

     SECTION 13.5.  Trustee Not Charged with Knowledge of Prohibition  . .   107

     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

     SECTION 13.6.  Reliance on Judicial Order or Certificate of
                    Liquidating Agent  . . . . . . . . . . . . . . . . . .   108

     SECTION 13.7.  Trustee Not Fiduciary for Holders of Senior
                    Indebtedness . . . . . . . . . . . . . . . . . . . . .   108

     SECTION 13.8.  Rights of Trustee as Holder of Senior Indebtedness;
                      Preservation Of Trustee's Rights . . . . . . . . . .   108

     SECTION 13.9.  Article Applicable to Paying Agents  . . . . . . . . .   109

     SECTION 13.10. Certain Conversions Deemed Payment . . . . . . . . . .   109


                                  ARTICLE FOURTEEN

                    REPURCHASE OF SECURITIES AT THE OPTION OF THE
                           HOLDER UPON A CHANGE IN CONTROL

     SECTION 14.1.  Right to Require Repurchase  . . . . . . . . . . . . .   109

     SECTION 14.2.  Notices; Method of Exercising Repurchase Right, Etc  .   110

     SECTION 14.3.  Certain Definitions  . . . . . . . . . . . . . . . . .   114


                                   ARTICLE FIFTEEN

                   HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY


     SECTION 15.1.  Company to Furnish Trustee Names and Addresses of
                    Holders  . . . . . . . . . . . . . . . . . . . . . . .   115

     SECTION 15.2.  Preservation of Information  . . . . . . . . . . . . .   115














     This Table of Contents shall not, for any purpose, be deemed to be a part of the Indenture.
     ==========================================================================

           INDENTURE, dated as of May 7, 1996, between NORTH AMERICAN VACCINE, INC., a corporation duly organized and existing under the laws of Canada, having its principal office at 12103 Indian Creek Court, Beltsville, Maryland (herein called the "Company"), and MARINE MIDLAND BANK, a New York banking corporation and trust company, as Trustee hereunder (herein called the "Trustee").

                               RECITALS OF THE COMPANY

           The Company has duly authorized the creation of an issue of its 6.50% Convertible Subordinated Notes due May 1, 2003 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

           All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Shares of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of Common Shares issuable upon such conversion, have been done.

           NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Securities by the Holders thereof it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:

                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

     SECTION 1.1.  Definitions.
                   -----------

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

           "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

           "Additional Amounts" has the meaning specified in Section 2.2.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Agent  Member"  means  any   member  of,  or   participant  in,  the
     Depositary.

           "Applicable Procedures" has the meaning in Section 3.5(c).

           "Authenticating  Agent"  means  any  Person  authorized  pursuant  to
     Section 6.12 to act on behalf of the Trustee to authenticate Securities.

           "Board of Directors" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

           "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

           "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of
     Section 13.5; provided, further, that a day on which banking institutions in New York, New York or London, England are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Sections 10.1, 10.3 or 11.6.

           "Canadian   Additional  Amounts"   has  the   meaning  specified   in
     Section 2.2.

           "Canadian Excluded Holder" has the meaning specified in Section 2.2.

           "Canadian Taxes" has the meaning specified in Section 2.2.

           "Cedel" has the meaning specified in Section 2.1.

           "Change in Control" has the meaning specified in Section 14.3.

           "Closing Price Per Share" means, with respect to a class of Common Stock of the Company, for any day, the reported last sales price regular way per share of such class or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case (i) on Nasdaq or, if such class of Common Stock is not quoted on Nasdaq, on the principal (as determined by the Company's Board of Directors) United States national securities exchange on which such class of Common Stock is quoted, listed or admitted to trading or (ii) if not quoted on Nasdaq or listed or admitted to trading on any United States national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or (iii) if not so available in either manner set forth in (i) or (ii), as otherwise determined in good faith by the Board of Directors.

           "Commission"  means  the  United   States  Securities  and   Exchange
     Commission.

           "Common Shares" means the Common Shares, with no par value, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 12.11, shares issuable upon conversion of Securities shall include only Common Shares or shares of any class or classes of Common Stock resulting from any classification or reclassification thereof; provided, however, that if at any time as a result of such classification or reclassification there shall be more than one such resulting class, the shares so issuable upon conversion of Securities shall include shares of all such classes, and the number of shares of each such class then so issuable shall be in the same proportion which the total number of shares of such class resulting from all such reclassification bears to the total number of shares of all such classes resulting from all such reclassification.

           "Common Stock" means the Company's Common Shares, with no par value, together with any other class of capital stock of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

           "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

           "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, any Vice Chairman of the Board, its Chief Executive Officer, its President or any Senior Vice President, and by its Corporate Controller, Treasurer, an Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

           "Constituent Person" has the meaning specified in Section 12.11.

           "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article Twelve. The Company has initially appointed the Trustee as its Conversion Agent in the Borough of Manhattan, The City of New York, and Midland Bank plc as its Conversion Agent in London, England.

           "Conversion Price" has the meaning specified in Section 12.1.

           "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 140 Broadway, 12th Floor, New York, New York 10005.

           "Corporation"  means  a  corporation,  company,  including,   without
     limitation, a limited liability company, association, joint-stock company or business trust.

           "Defaulted Interest" has the meaning specified in Section 3.7.

           "Definitive Security" means any Security (other than a Global Security).

           "Definitive  Restricted  Security"   has  the  meaning  specified  in
     Section 2.1.

           "Depositary" means, with respect to any Securities issued in whole or in part in the form of one or more Global Securities, the clearing agency that is registered under the Exchange Act and designated to act as
     Depositary for such Securities, as contemplated by Section 3.4, or any successor clearing agency registered under the Exchange Act as contemplated by Section 3.4.

           "Determination Notice" has the meaning specified in Section 2.2(a).

           "Distribution Date" has the meaning specified in Section 12.4(4).

           "Dollar" or "U.S.$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

           "Euroclear" has the meaning specified in Section 2.1.

           "Event of Default" has the meaning specified in Section 5.1.

           "Exchange Act" means the United States Securities Exchange Act of 1934, as amended from time at time.

           "Exchange Date" means the date 40 days after the latest of the commencement of the offering of the Securities, the original issue date of the Securities or the issue date with respect to any additional Securities issued to cover over-allotments.

           "Excluded Holder" has the meaning specified in Section 2.2.

           "Global Security" means any of the Restricted Global Security, the Regulation S Global Security and the Unrestricted Global Security and registered in the Security Register in the name of a Depositary or a nominee thereof.

           "Holder", when used with respect to any Security, means the Person in whose name the Security is registered in the Security Register.

           "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

           "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined under Rule 501(a)(1), (2), (3) or (7) of the Securities Act.

           "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

           "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article Fourteen or otherwise.

           "Nasdaq" means the Nasdaq National Market System.

           "Non-electing Share" has the meaning specified in Section 12.11.

           "Officers' Certificate" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President or any Senior Vice President and by the Corporate Controller, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

           "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Company and who shall be reasonably acceptable to the Trustee.

           "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i)  Securities  theretofore   canceled  by  the   Trustee  or
           delivered to the Trustee for cancellation;

                  (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

     provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obliger.

           "Paying Agents" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent in the Borough of Manhattan, The City of New York and Midland Bank plc, located at Mariner House, Pepys Street, London EC3N 4DA, England as its Paying Agent in London, England.

           "Person"  means  any  individual,   corporation,  partnership,  joint
     venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

           "Place of Conversion" has the meaning specified in Section 3.1.

           "Place of Payment" has the meaning specified in Section 3.1.

           "Predecessor  Security"  of   any  particular  Security  means  every
     previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

           "Record Date" means any Regular Record Date or Special Record Date.

           "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

           "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

           "Reference Date" has the meaning specified in Section 12.4(4).

           "Registration Rights Agreement" has the meaning specified in Section 10.12.

           "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

           "Regulation  S"   means  Regulation  S   under  the  Securities   Act
     (including any successor regulation thereto), as it may be deemed from time to time.

           "Regulation  S  Global   Security"  has  the  meaning  specified   in
     Section 2.1.

           "Repurchase Date" has the meaning specified in Section 14.1.

           "Repurchase Price" has the meaning specified in Section 14.1.

           "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee including without limitation any vice president, assistant vice president, assistant treasurer, assistant secretary, corporate trust officer, assistant corporate trust officer or other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

           "Restricted   Global   Security"  has   the   meaning   specified  in
     Section 2.1.

           "Restricted Period" has the meaning specified in Section 2.1.

           "Restricted Security" has the meaning specified in Section 2.4.

           "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereto), as it may be amended from time to time.

           "Rule 144A" means Rule 144A under the Securities Act (including any successor rule thereto), as it may be amended from time to time.

           "Rule 144A Information" has the meaning specified in Section 10.10.

           "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

           "Securities Act" means the United States Securities Act of 1933, as amended from time to time.

           "Security" means any Security (including any Global Security) issued in substantially the form set forth in Section 2.2 and registered in the Security Register.

           "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

           "Senior Indebtedness" has the meaning specified in Section 13.1.

           "Shelf  Registration   Statement"  has  the   meaning  specified   in
     Section 10.12.

           "Significant Subsidiary" means any Subsidiary that would be a significant subsidiary as defined under the Regulation S-X under the Securities Act and Exchange Act.

           "Special Interest" has the meaning specified in Section 2.2.

           "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

           "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

           "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

           "Tax Affected Security" means any Security that, on or before the 30th day after the date on which the Company publishes a notice of redemption pursuant to the third paragraph of the reverse of the Security in Section 2.2 hereof, is delivered to the Trustee together with a written statement from or on behalf of the beneficial owner of such Security to the effect that such beneficial owner has or will become entitled to receive Additional Amounts as a result of such Tax Law Change.

           "Tax Law Change" means any change in, or amendment to, the laws (including any regulations or rulings promulgated thereunder) of the United States or Canada or any political subdivision or taxing authority thereof or therein affecting taxation, or any change in, or amendment to, the application or official interpretation of such laws, regulations or rulings.

           "Taxes" has the meaning specified in Section 2.2.

           "Trading Days" of a class of Common Stock means (i) if such class of Common Stock is listed on any United States national securities exchange, days on which such national securities exchange is open for business;
     (ii) if such class of Common Stock is quoted on a system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system; or (iii) if such class of Common Stock is not listed for trading on any United States national securities exchange or quoted on any system of automated dissemination of quotation of securities prices, days on which such class of Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for such class of Common Stock are available.

           "Transfer  Agent" has  the meaning  specified  in  Section 2.2.   The
     Company has initially appointed the Trustee as its Transfer Agent in the Borough of Manhattan, The City of New York and Midland Bank plc as its Transfer Agent in London, England.

           "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

           "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

           "U.S. Additional Amounts" has the meaning specified in Section 2.2.

           "U.S. Excluded Holder" has the meaning in Section 2.2.

           "U.S. Taxes" has the meaning specified in Section 2.2.

           "United States person" has the meaning specified in Section 2.2.

           "Unrestricted Global Security" means a Global Security which is not a Restricted Security.

           "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

           "Voting Power" of any Person means the aggregate number of votes of all classes of Capital Stock of such Person which ordinarily has voting power for the election of the Board of Directors or their equivalents of such Person.

           "Voting Stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

           "Western Europe" means Austria, Belgium, Denmark, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

     SECTION 1.2.  Compliance Certificates and Opinions.
                   ------------------------------------

           Upon any application or request by the Company to the Trustee or the Paying Agent in London to take any action under any provision of this Indenture or as required by indenture legislation, the Company shall furnish to the Trustee or the Paying Agent in London, as the case may be, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished, and except in connection with the initial authentication of the Securities.

           Every certificate  or  opinion  with  respect to  compliance  with  a
     condition  or   covenant  provided   for  in   this  Indenture   (including
     certificates provided for in Section 10.9) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 1.3.  Form of Documents Delivered to the Trustee.
                   ------------------------------------------

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate  or  opinion  of an  officer of  the  Company may  be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 1.4.  Acts of Holders of Securities.
                   -----------------------------

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Nine. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 9.6.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

           (c) The principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

           (d) The Paying Agent in London may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

           (e) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee or the Paying Agent in London deems sufficient; and the Trustee or the Paying Agent in London may in any instance require further proof with respect to any of the matters referred to in this Section 1.4.

           (f) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

           (g) The provisions of this Section 1.4 are subject to the provisions of Section 9.5.

     SECTION 1.5.  Notices, Etc., to Trustee and Company.
                   -------------------------------------

           Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee or the Paying Agent in London by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office,
           Attention: Corporate Trust Services North American Vaccine, Inc., or to or with the Paying Agent in London and received at Mariner House Pepys Street, London EC3N 4DA, England, Attention: Midland Securities Services, or

                  (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 12103 Indian Creek Court, Beltsville, Maryland, 20705, Attention: Daniel J. Abdun-Nabi, or at any other address previously furnished in writing to the Trustee by the Company.

           Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     SECTION 1.6.  Notice to Holders of Securities; Waiver.
                   ---------------------------------------

           Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Such notice shall be deemed to have been given when such notice is mailed.

           Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

           Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.7.  Effect of Headings and Table of Contents.
                   ----------------------------------------

           The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 1.8.  Successors and Assigns.
                   ----------------------

           All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 1.9. Separability Clause.
                  -------------------

           In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.10.  Benefits of Indenture.
                    ---------------------

           Except as provided in the next sentence, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture. The provisions of Article Thirteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

     SECTION 1.11.  Governing Law.
                    -------------

           THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 1.12.  Legal Holidays.
                    --------------

           In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal and premium, if any, or delivery for conversion of such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date,
     Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

     SECTION 1.13.  Consent to Jurisdiction and Service of Process.
                    ----------------------------------------------

           The Company agrees that any legal suit, action or proceeding brought by any party to enforce any rights under or with respect to this Indenture or the Securities may be instituted in any state or federal court in the City of New York, State of New York, and waives to the fullest extent permitted by law any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding and irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding. The Company hereby irrevocably designates and appoints CT Corporation System ("CT") as the Company's authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT (or any successor) at its office at 1633 Broadway, New York, New York 10019 (or such other address in the Borough of Manhattan, the City of New York, as the Company may designate by written notice to the Trustee) and written notice of said service to the Company mailed or delivered to The CT Corporation System, 1633 Broadway, New York, New York 10019 shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company. Said designation and appointment shall be irrevocable. Nothing in this Section 1.13 shall affect the right of any party hereto or any Holder to serve process in any manner permitted by law or limit the right of any party hereto to bring proceedings against the Company in the courts of any jurisdiction or jurisdictions. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT in full force and effect so long as this Indenture or any of the Securities shall be outstanding. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

     SECTION 1.14.  Conversion of Currency.
                    ----------------------

           (a) The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture:

                  (i) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in United States dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the date on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                  (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, to the extent permitted by applicable law, the Company will pay additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in United States dollars originally due.

           (b) In the event of the winding-up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in United States dollars due or contingently due under the Securities and this Indenture (other than under this subsection
     (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purposes of this subsection (b), the final date for the filing of proofs of claim in the winding up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

           (c) The obligations contained in subsections  (a)(ii) and (b) of this
     Section 1.14 shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or either of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company for a liquidated sum in respect of amounts due hereunder (other than under subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the liquidator or otherwise or any of them. In the case of subsection (b) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

           (d) The term "rate(s) of exchange" shall mean the rate, quoted at noon for transactions in excess of U.S. $1,000,000, at which the Holder or the Trustee, as the case may be, is able or would have been able on the relevant date to purchase at United States dollars with the judgment currency other than United States dollars referred to in subsections (a) and (b) above and includes any premiums and costs of exchange payable.

     SECTION 1.15.  Currency Equivalent.
                    -------------------

                  Except as provided in Section 1.14, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the spot buying rate for the purchase of the First Currency with the Other Currency used by The Toronto-Dominion Bank at its main branch in Toronto as of approximately 12:00 noon (Toronto time) on the date of determination.

     SECTION 1.16.  Interest Act (Canada).
                    ---------------------

           For purposes of the Interest Act (Canada), where in this Indenture and the Securities, a rate of interest is to be calculated on the basis of a year of 360 days, the yearly rate of interest to which the 360 day rate is equivalent is such rate multiplied by the number of days in the year for which such calculation is made and divided by 360.

     SECTION 1.17.  Conflict with Trust Indenture Act.
                    ---------------------------------

           If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.


                                     ARTICLE TWO

                                    SECURITY FORMS

     SECTION 2.1.  Forms Generally.
                    --------------

           The Securities shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

           The   Trustee's   certificates  of   authentication   shall   be   in
     substantially the form set forth in Section 2.5.

           Conversion notices shall be in substantially the form set forth in the Annexes to the Indenture.

           Securities that are Restricted Securities shall bear the legend required by Section 2.4.

           The Securities shall be issued in the form of one or more Global Securities and Definitive Securities in certificated form in accordance with Section 3.4. The Depositary for such Global Securities shall initially be The Depository Trust Company ("DTC").

           A Global Security may be printed, lithographed, typewritten, mimeographed or otherwise produced, as determined by the officers of the Company executing such Security, as evidenced by their execution thereof.

     The Definitive Securities shall be printed, lithographed, typewritten, mimeographed, or engraved or otherwise produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof. The format and spacing of the text of a Security may be varied to facilitate such production.

           Securities offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of one or more Global Securities in definitive, fully registered form substantially in the form of the Regulation S Global Security set forth in Section 2.2, with such applicable legends as are provided for in Section 2.2, except as otherwise permitted herein. Such Global Securities shall be registered in the name of a nominee of DTC and deposited with the Trustee, at its New York office, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Cedel Bank, societe anonyme ("CEDEL"). Until such time as the Restricted Period shall have terminated, such Global Securities shall be referred to herein as the "Regulation S Global Security." After such time as the Restricted Period shall have terminated, such Global Security shall be referred to herein as the "Unrestricted Global Security." The aggregate principal amount of the Regulation S Global Security or the Unrestricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Restricted Global Security, as hereinafter provided. As used herein, the term "Restricted Period" means the period of 40 consecutive days beginning on and including the first day after the later of (i) the day that Goldman, Sachs & Co., advises the Company and the Trustee of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and
     (ii) the latest date of original issue of any Security. The Regulation S Global Security, the Unrestricted Global Security and all other Securities that are not Restricted Securities shall collectively he referred to herein as the "Unrestricted Securities."

           Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (collectively, the "Restricted Global Security") in definitive, fully registered form substantially in the form of the Restricted Global Security set forth in Section 2.2, with such applicable legends as are provided for in Section 2.2, except as otherwise permitted herein. Such Restricted Global Security shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, at its New York office, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the

     Trustee, as custodian for the Depositary in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Security or the Unrestricted Global Security as hereinafter provided.

           Securities offered and sold in their initial distribution in reliance on transaction exempt from registration under the Securities Act to an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act ("Institutional Accredited Investor") shall be issued in definitive, fully registered form each a "Definitive Restricted Security", substantially in the form of the Definitive Restricted Security set forth in Section 2.2 with such applicable legends as are provided for in Section 2.2, except as otherwise permitted herein.

     SECTION 2.2.  Forms of Securities.
                   -------------------

     Forms of Securities:

                                    [FORM OF FACE]

     THE FOLLOWING LEGEND (THE "RULE 144A LEGEND") SHALL APPEAR ON THE FACE OF EACH DEFINITIVE RESTRICTED SECURITY OR OTHER RESTRICTED SECURITY OTHER THAN ANY GLOBAL SECURITY:

           THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THIS SECURITY MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

           THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF NORTH AMERICAN VACCINE, INC. (THE "COMPANY") THAT (A) THIS SECURITY AND ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE
     TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
     (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN THE CASE OF ANY PURCHASER OTHER THAN A PURCHASER WHO HAS OTHERWISE AGREED WITH THE COMPANY TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER

     THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OR SUCH COMMON SHARES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

           THIS SECURITY, ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

     THE  FOLLOWING LEGEND SHALL  APPEAR ON  THE FACE OF  EACH RESTRICTED GLOBAL
     SECURITY:

           THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES AND ANY COMMON SHARES ISSUABLE UPON THEIR CONVERSION MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. SUCH SECURITIES MAY ONLY BE SOLD IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE. EACH PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF SUCH BENEFICIAL INTEREST IN THE SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

           EACH BENEFICIAL OWNER OF AN INTEREST IN ANY OF THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (INCLUDING ANY PARTICIPANT IN THE DEPOSITARY HOLDING THE GLOBAL SECURITY THAT IS SHOWN AS HOLDING SUCH AN INTEREST ON THE RECORDS OF SUCH DEPOSITARY AND EACH BENEFICIAL OWNER THAT HOLDS THROUGH ANY SUCH PARTICIPANT) AGREES FOR THE BENEFIT OF NORTH AMERICAN VACCINE, INC. (THE "COMPANY") THAT (A) ANY BENEFICIAL INTEREST IN THE SECURITIES OR ANY COMMON SHARES ISSUABLE UPON THEIR CONVERSION MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) IN THE CASE OF ANY BENEFICIAL OWNER OTHER THAN A BENEFICIAL OWNER WHO HAS OTHERWISE AGREED WITH THE COMPANY, TO AN INSTITUTION THAT IS AN
     "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A) UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS THEREOF, (IV) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE
     SECURITIES ACT PROVIDED BY RULE l44 THEREUNDER (IF AVAILABLE), OR (V) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE

     STATES  AND OTHER  JURISDICTIONS OF  THE  UNITED STATES,  AND THAT  (B) THE
     BENEFICIAL OWNER WILL, AND EACH SUBSEQUENT BENEFICIAL OWNER OF THE SECURITIES OR ANY COMMON SHARES ISSUABLE UPON THEIR CONVERSION IS REQUIRED TO, NOTIFY ANY PURCHASER OF ANY BENEFICIAL INTEREST IN THE SECURITIES AND SUCH COMMON SHARES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

           THIS SECURITY, ANY COMMON SHARES ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS SECURITY AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN
     APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY AND ANY SUCH SHARES, REPRESENTING THE INTERESTS HELD BY EACH BENEFICIAL OWNER HEREOF AND THEREOF, SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.

     THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

           UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
     COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

           UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

     THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH REGULATION S GLOBAL SECURITY AND UNRESTRICTED GLOBAL SECURITY:

     THE SECURITIES EVIDENCED BY THIS GLOBAL SECURITY (OR ITS PREDECESSOR) WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE

     UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN THEM IN REGULATIONS UNDER THE SECURITIES ACT.

                             NORTH AMERICAN VACCINE, INC.

                         6.50% CONVERTIBLE SUBORDINATED NOTE
                                   DUE MAY 1, 2003

     No.__________U.S.$__________
     [IF  A REGULATION  S  GLOBAL SECURITY  OR  AN UNRESTRICTED  GLOBAL SECURITY
     CUSIP No.   U65777AA9  ]
     [IF A RESTRICTED GLOBAL SECURITY-CUSIP NO.  657201AA7 ]
     [IF A DEFINITIVE RESTRICTED SECURITY-CUSIP NO. 657201AB5 ]
     [ISIN No.  US657201AA77 ]


           NORTH AMERICAN VACCINE, INC., a corporation duly organized and existing under the laws of Canada (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of
     ____________________ United States Dollars [(which amount may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian of the Depositary, in accordance with the rules and procedures of the Depositary; provided, however, that such amount may not exceed U.S. $86,250,000 )]* on May 1, 2003 and to pay interest thereon, from May 7, 1996, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (each, an "Interest Payment Date"), commencing November 1, 1996, at the rate of 6.50% per annum (together with any Additional Amounts and Special Interest the Company may be required to pay), until the principal hereof is due, and at the rate of 6.50% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any
     Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be


     ________________________

     *  This language shall appear on each Global Security.

     listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000, and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York. Payment of interest on this Security may be made by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York.

           The Company will pay to the Holder of this Security who is a non-resident of Canada (within the meaning of the Income Tax Act (Canada)) such additional amounts ("Canadian Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security (including payment on redemption or repurchase), after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the Government of Canada or of any province or territory thereof or by any authority or agency thereof or therein ("Taxing Jurisdiction") ("Canadian Taxes"), will not be less than the amount provided for in this Security to be then due and payable; provided, that no Canadian Additional Amounts will be payable with respect to a payment or credit made to a Holder of, or on behalf of an owner of a beneficial interest in, this Security (collectively, a "Canadian Excluded Holder") (i) with whom the Company does not deal at arms' length (within the meaning of the Income Tax Act (Canada)) at the time of making such payment or credit, or (ii) which is subject to Canadian Taxes by reason of its being connected with Canada or any province or territory thereof (including, without limitation, by reason of such person being a resident or being deemed to be a resident of Canada (within the meaning of the Income Tax Act (Canada)) or carrying on business or being deemed to carry on business (within the meaning of such act) in Canada whether in or through a permanent establishment or fixed base in Canada or otherwise) otherwise than by the mere holding of this Security or the receipt of payments or credits thereunder or (iii) which could obtain an exemption from, or reduction in, the applicable Canadian Tax by satisfying reporting or certification requirements imposed by the relevant Taxing Jurisdiction and which fails to do so.

           The Company will also pay to the Holder of this Security who is a United States Alien (as defined below) such additional amounts ("U.S. Additional Amounts," and together with the Canadian Additional Amounts, "Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on this Security, after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein ("U.S. Taxes," and together with Canadian Taxes, "Taxes"), will not be less than the amount provided for in this Security to be then due and payable; provided, however, that the foregoing obligation to pay U.S. Additional Amounts will not apply with respect to:

                  (a) any U.S. Tax that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such Holder, if such Holder is an estate, a trust, a partnership or a corporation) and the United States or any political subdivision or taxing authority thereof or therein, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in a trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, a foreign personal holding company with respect to the United States, or a foreign private foundation or foreign tax exempt entity for U.S. tax purposes, or a corporation which accumulates earnings to avoid U.S. federal Income tax;

                  (b) any U.S. Tax that would not have been so imposed but for the presentation by the Holder of this Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (c) any U.S. Tax that is an estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

                  (d) any U.S. Tax that would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Security, if compliance is required by statute or by regulation of the United States as a precondition to relief or exemption from such U.S. Tax;

                  (e)   any  U.S.  Tax   that  is  payable  otherwise   than  by
           deduction or withholding from payment of principal of, premium, if any, or interest on this Security;

                  (f) any U.S. Tax imposed on a Holder that actually or constructively owns 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote or that is a controlled foreign corporation related to the Company through stock ownership;

                  (g) any U.S. Tax required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on any Security, if such payment can be made without such withholding by any other Paying Agent in Western Europe;

                  (h)   any U.S. Tax imposed  on a Holder that is  a partnership
           or a fiduciary or other than the sole beneficial owner of such payment, but only to the extent that any beneficial owner or member of the partnership or beneficiary or settlor with respect to the fiduciary would not have been entitled to the payment of U.S. Additional Amounts had the beneficial owner, member, beneficiary or settlor directly been the Holder of this Security; or

                  (i)   any combination of  items (a), (b), (c), (d),  (e), (f),
           (g) and (h).

     (The Holder of this Security with respect to which any of the listed U.S. Taxes becomes payable is referred to herein as a "U.S. Excluded Holder," and U.S. Excluded Holders, together with Canadian Excluded Holders, as "Excluded Holders.")

           The Company will make any deduction or withholding, and remit the full amount deducted or withheld to the relevant authority, in accordance with applicable law. The Company will furnish the Holders of the Securities, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company. The Company will indemnify and hold harmless each Holder of, or owner of a beneficial interest in, the Securities (other than an Excluded Holder) and upon written request reimburse such Holder, or owner of a beneficial interest, for the amount of (i) any Taxes levied or imposed and paid by such Holder, or owner of a beneficial interest, as a result of payments made with respect to the Securities,
     (ii) any liability (including penalties, interest and expenses) arising from or with respect to Taxes, and (iii) any Taxes imposed with respect to payment of Additional Amounts or any reimbursement pursuant to this sentence.

           Notwithstanding the foregoing, the Company shall not be obligated to pay Additional Amounts in respect of payments becoming due on the Securities more than 15 days after the redemption date for a redemption described under "Redemption for Taxation Reasons," except to the extent that the Company's obligations to pay such Additional Amounts does not arise from the Tax Law Change that resulted in such redemption. For purposes of this Security, a "United States Alien" is any person who, for U.S. federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for U.S. federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

           At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payments, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders or owners of a beneficial interest in the Securities, as the case may be, on the payment date.

           Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Additional Amounts payable as described in the second preceding paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such Security and express mention of the payment of Additional Amounts (if applicable) in any provisions of this Security shall not be construed as excluding Additional Amounts in those provisions of this Security where such express mention is not made.

           Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

           IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

     Dated:


                                                 NORTH AMERICAN VACCINE, INC.

     [Corporate Seal]                            By:_____________________
                                                     Name:

                                                     Title:

     Attest:


     __________________________
     Name:
                                       Title:

                                  [FORM OF REVERSE]

           This Security is one of a duly authorized issue of securities of the Company designated as its "6.50% Convertible Subordinated Notes due May 1, 2003" (herein called the "Securities"), limited in aggregate principal amount to U.S. $86,250,000, issued and to be issued under an Indenture, dated as of May 7, 1996 (herein called the "Indenture"), between the Company and Marine Midland Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable only in fully registered form, without coupons, in the denomination of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof. In the case of Securities initially sold to Institutional Accredited Investors, the Securities will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof, but on subsequent transfers made in accordance with applicable transfer restrictions, will be available in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York or at such other offices or agencies as the Company may designate (each a "Transfer Agent"). The Transfer Agent will then forward such surrendered Securities (together with any payment surrendered therewith) to the Trustee who in turn will issue the new Securities.

           No sinking fund is provided for the Securities. The Securities are subject to redemption at the option of the Company at any time on or after May 1, 1999, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date at the following Redemption Prices (expressed as percentages of the principal amount) for the twelve-month period beginning on May 1 of the following years:

                Year                Redemption Price

                1999                   103.714 %
                2000                   102.786 %
                2001                   101.857 %
                2002                   100.929 %


     and thereafter at a Redemption Price equal to 100% of the principal amount, together, in each case, with accrued interest to the Redemption Date.

           Securities are also redeemable, in whole but not in part, under the circumstances described in the next succeeding paragraph, at a Redemption Price equal to 100% of the principal amount thereof plus interest accrued to the Redemption Date and any Additional Amount: provided, however, that interest installments on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

           If as a result of a Tax Law Change, the Company has or will become obligated to pay to the Holder of any Security Additional Amounts, as described in the second and third paragraphs of the face of this Security, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem the Tax Affected Securities as a whole, but not in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount plus interest accrued to the Redemption Date, and any Additional Amounts then payable; provided, that (i) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Tax Affected Securities then due and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an Opinion of Counsel selected by the Company to the effect that the Company has or will become obligated to pay such
     Additional Amounts as a result of such Tax Law Change. The Company's right to redeem the Tax Affected Securities shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of Additional Amounts specified in such second paragraph.

           In the event of a redemption of the Securities, the Company will not be required (a) to register the transfer or exchange of Securities for a
     period  of  15   days  immediately  preceding  the  date  notice  is  given identifying the serial numbers of the Securities called for such redemption, or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

           Notice to the Holders will be given at least twice not less than 30 nor more than 60 days prior to the Redemption Date as provided in the Indenture.

           In any case where the due date for the payment of the principal of, premium, if any, or interest, including Additional Amounts and Special Interest, on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or

     Place of Conversion, as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any, or interest, including Additional Amounts and Special Interest, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

           Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled at his option, at any time after 90 days following the latest of the commencement of the offering of the Securities, the original issue date of the Securities and the issue date with respect to any additional Securities issued to cover over-allotments, and on or before the close of business on May 1, 2003, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or such portion hereof, then in respect of this Security until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S. $1,000) into fully paid and nonassessable Common Shares of the Company at an initial Conversion Price of U.S. $24.858 for each Common Share (or at the current adjusted
     Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date ("Interest Period") (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such Interest Period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"). Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest, no cash payment or adjustment is to be made on conversion, if the date of conversion is not an Interest Payment Date, for interest accrued hereon from the Interest Payment Date next preceding the date of conversion, or for dividends on the Common Shares issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of Common Shares (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this
     Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain amalgamations, consolidations or mergers to which the Company is a party or the transfer of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger or transfer by a holder of the number of Common Shares of the Company into which this Security could have been converted immediately prior to such amalgamation, consolidation, merger, sale or transfer, but subject to all requirements necessary to ensure that the Securities will not be subject to Canadian withholding tax as a result thereof, and assuming such holder of Common Shares is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be, or an Affiliate thereof and, failed to exercise any rights of election as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or transfer and further assuming, if such consolidation, amalgamation, arrangement, merger, conveyance, transfer, sale or lease occurs prior to the later of 60 days following the latest of (i) May 7, 1996 and (ii) the latest date of original issue of any Security, that the Security was convertible at the time of such occurrence at the Conversion Price specified above as adjusted from the issue date of such Security to such time as provided in the Indenture, subject to any requirements necessary to ensure that the Securities will be and will remain exempt from Canadian withholding tax including, without limitation, the requirement in effect on the date hereof that a Holder of Securities shall not be entitled to receive shares, other securities or property, other than securities that are "prescribed securities" as defined in Regulation 6208 to the Income Tax Act (Canada), in the event that any such amalgamation, consolidation, merger or transfer occurs in or prior to five years after the date of original issue of the Securities. Notwithstanding any provision to the contrary if such amalgamation, consolidation, merger, or transfer occurs on or prior to 5 years from the date which is the latest date of original issuance of a Security issued hereunder, a holder of a Security shall not be entitled in any circumstances to convert such Security into any securities, cash or other property (the "Substituted Properties") unless such Substituted Properties are "prescribed securities" with respect to the Security for purposes of clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada). No adjustment in the Conversion Price will be made until such adjustment would require an increase or decrease of at least one percent of such price, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment.

           Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act or exempt from such requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

           The Holder of this Security and the Common Shares of the Company issuable upon conversion thereof is entitled to the benefits of a Registration Rights Agreement, dated as of May 1, 1996, between the Company and Goldman, Sachs & Co. and UBS Securities LLC (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Securities and the Common Shares issuable upon conversion thereof that it will, at its expense, (a) within 90 days after the date of issuance of the Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Securities and the Common Shares issuable upon conversion thereof, (b) within 180 days after the date of issuance of the Securities, use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission and (c) use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act, as amended, until the third anniversary of the date of the effectiveness of the Shelf Registration Statement or such other date as is provided in the Registration Rights Agreement.

           If (i) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the date of original issuance of the Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), special interest ("Special Interest") will accrue on this Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Special Interest will be paid semi-annually in arrears, with the first semi annual payment due on the first interest payment date in respect of the Securities following the date on which such Special Interest begin to accrue, and will accrue at a rate per annum equal to an additional
     onequarter  of  one   percent  (0.25%)  of  the  principal  amount  of  the
     Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the third anniversary of the initial effective date of the Shelf Registration Statement or such other date as is provided in the Registration Rights Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Securities shall increase by an additional one-half of one percent (0.50%) per annum on the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.

           Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security such mention shall be deemed to include mention of the payment of Special Interest payable as described in the preceding paragraph to the extent that, in such context, Special Interest is, was or would be payable in respect of such Security and express mention of the payment of Special Interest (if applicable) in any provisions of this Security shall not be construed as excluding Special Interest in those provisions of this Security where such express mention is not made.

           The Holder of this Security, by its acceptance thereof, agrees to be bound by the terms of the Registration Rights Agreement relating to the Securities and the Common Shares issuable upon conversion thereof.

           If a Change in Control occurs, the Holder of this Security shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000) for cash at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, as provided in the Indenture, by delivery of Common Shares having a fair market value equal to the Repurchase Price; provided that payment may not be made in Common Shares unless at the time of payment such stock is listed on a national securities exchange or quoted on Nasdaq. For purposes of this paragraph, the fair market value of Common Shares shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days immediately preceding the second Trading Day immediately preceding the Repurchase Date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price in those provisions of this Security when such express mention is not made.

           [The following paragraph shall appear in each Security that is not a Global Security:

           In the event of redemption, repurchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

           [The following paragraph shall appear in each Global Security:

           In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.]

           The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions,
     (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

           If an Event of Default, other than an Event of Default arising by reason of a Change of Control, shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate; provided, that in the event of an Event of Default arising by reason of a Change of Control such Event of Default will be cured after a Change of Control offer is made and all Securities properly tendered for purchase pursuant to such Change of Control offer are accepted for payment and such payment is made.

           The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of 66-2/3% in principal amount of the Outstanding Securities represented and entitled to vote at such meeting.

     The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

           As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium, if any, or interest hereon (including any Additional Amounts and Special Interest) on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

           No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on (including Additional Amounts and Special Interest, as described herein) this Security at the times, places and rate, and in the coin, currency, or in the securities herein prescribed or to convert this Security as provided in the Indenture.

           As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities is registrable on the Security Register upon surrender of a Security for registration of transfer (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Transfer Agent, at the offices of the Transfer Agents described herein or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

           Prior to due presentation of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

           All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


     ELECTION OF HOLDER TO REQUIRE REPURCHASE

           1. Pursuant to Section 14.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

           2. The undersigned hereby directs the Trustee or the Company to pay it or ________________________ an amount in cash or, at the Company's election, Common Shares valued as set forth in the Indenture, equal to 100% of the principal amount hereof, plus interest accrued to the Repurchase Date, as provided in the Indenture.

           3. a. Principal amount to be repurchased (must be U.S. $1,000 and integral multiples thereof):


               b.  Certificate Number(s): __________________________
                   and CUSIP Number(s): ____________________________

           4.  a.  Remaining   principal   amount  following   such  repurchase:
                   _______________________

               b. Name of the Person in which the remaining principal amount is to be registered:_____________________________________

           5. If payment of the Repurchase Price is to be made by the Company in Common Shares, name(s) and addresses in which the certificate(s) for Common Shares shall be issued:

                  ____________________________________________________________
                  (name)

                  ____________________________________________________________

                  ____________________________________________________________


     Dated: _____________________


                                                 ___________________________
                                                 Signature

                                                 ___________________________
                                                 Signature Guaranteed


     Principal amount to be repurchased: ______________

     Remaining principal amount following such repurchase: _____________

     NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                                       [GLOBAL SECURITIES]

                                                       SCHEDULE OF EXCHANGES
                                 Principal Amount              Remaining Principal
                               Exchanged to or from           Amount of this Global
                         Regulation S Global Securities,        Security Following          Notation Made
            Date         Unrestricted Global Securities,       Such Exchange (after         on Behalf of
            Made             or Definitive Securities         increase or decrease)      Security Registrar
            ----         --------------------------------    -----------------------     ------------------


          ________                 ____________                    ____________              __________


          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________

          ________                 ____________                    ____________              __________


     SECTION 2.3.  Form of Conversion Notice.
                   --------------------------

           The Forms of Conversion Notice are attached as Annexes A-1 and A-2 hereto.

     SECTION 2.4.  Legend on Restricted Securities.
                   -------------------------------

           During the period prior to the time the Securities may be resold without registration pursuant to Rule 144(k) under the Securities Act (the expiration of which time the Company shall certify in an Officers' Certificate and an Opinion of Counsel), any Security originally issued otherwise than in reliance on Regulation S, including any Security issued in exchange therefor or in lieu thereof, shall be referred to herein as a "Restricted Security" and shall be subject to the restrictions on transfer provided in the legends set forth on the face of the form of Restricted Security other than any Global Security in Section 2.2 or the form of Restricted Global Security in Section 2.2, as appropriate; provided, however, that the term "Restricted Security" shall not include any Securities as to which restrictions have been terminated in accordance with Section 3.5. All Restricted Securities shall bear the applicable legends set forth on the face of the form of Security in Section 2.2. Except as provided in Section 3.5, the Trustee shall not issue any unlegended Security until it has received an Officers' Certificate and Opinion of Counsel from the Company directing it to do so.

     SECTION 2.5  Form of Trustee's Certificate of Authentication.
                  -----------------------------------------------

           This is one of the Securities referred to in the within-mentioned Indenture.

     Dated:                                      MARINE MIDLAND BANK,
                                                 as Trustee


                                                 By__________________
                                                   Authorized Signatory


                                    ARTICLE THREE

                                    THE SECURITIES

     SECTION 3.1.  Title and Terms.
                    --------------

           The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S. $86,250,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to this Indenture.

           The Securities shall be known and designated as the "6.50% Convertible Subordinated Notes due May 1, 2003" of the Company. Their Stated Maturity shall be May 1, 2003 and they shall bear interest on their principal amount from May 7, 1996, payable semi-annually in arrears on May 1 and November 1 in each year, commencing November 1, 1996, at the rate of 6.50% per annum (together with any Additional Amounts and Special Interest the Company may be required to pay) until the principal thereof is due and at the rate of 6.50% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on Business Days as provided in Section 1.12.

           The principal of, premium, if any, and interest on the Securities shall be payable as provided in the forms of Securities set forth in Sections 2.2 (any city in which any Paying Agent is located being herein called a "Place of Payment").

           The Securities shall be redeemable at the option of the Company at any time on or after 60 days following the latest of the commencement of the offering of the Securities, the original issue date of the Securities and the issue date with respect to any additional Securities issued to cover over-allotments, in whole or in part, and at the Company's option or otherwise in the event of certain developments, including developments with respect to changes in Taxes, as provided in Article Eleven and in the forms of Securities set forth in Section 2.2.

           The Securities shall be convertible as provided in Article Twelve (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

           The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article Thirteen.

           The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article Fourteen.

     SECTION 3.2.  Denominations.
                   -------------

           The Securities shall be issuable as registered Securities in the denomination of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof. In the case of Securities initially sold to Institutional Accredited Investors, the Securities will be issued in minimum denominations of U.S. $250,000 and integral multiples of U.S. $1,000 in excess thereof, but on subsequent transfers, will be available in denominations of U.S. $1,000 and integral multiples thereof.

     SECTION 3.3.  Execution, Authentication, Delivery and Dating.
                   ----------------------------------------------

           The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen of the Board, its Chief Executive Officer, its President or one of its Senior Vice Presidents,

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     under  a facsimile of its corporate seal reproduced thereon attested by its
     Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

           Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

           At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, an Officers' Certificate and Opinion of Counsel pursuant to Section 1.2 shall not be required.

           Each Security shall be dated the date of its authentication.

           No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such
     Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

     SECTION 3.4.  Global Securities.
                   -----------------

           The Securities shall be issued initially in the form of a Restricted Global Security or a Regulation S Global Security (or, if the initial purchasers are Institutional Accredited Investors, Definitive Restricted Securities). The Depositary or its nominee shall be the Holder of the Global Securities, and owners of beneficial interests in the Securities represented by the Global Securities shall hold such interests pursuant to the procedures and practices of the Depositary. Any such owner's beneficial ownership of any such Securities will be shown only on, and the transfer of such ownership interest shall be effected only through, records maintained by the Depositary or its nominee. Transfer of interests in the Global Securities shall be subject to the provisions of
     Section 3.5. Investors may hold their interests in the Regulation S Global Security through CEDEL or Euroclear, if they are participants in such systems, or indirectly through organizations which are participants in such systems. After the expiration of the Restricted Period (but not earlier), investors may also hold such interests through organizations other than CEDEL and Euroclear that are participants in the Depositary's system. CEDEL and Euroclear will hold interests in the Regulation S Global Security on behalf of their participants through customers' securities accounts in their respective names on the books of their respective depositaries, which, in turn, will hold such interests in the Regulation S Global Security in customer's securities accounts in the depositaries' names on the books of the Depositary. All interests in a Global Security, including those held through Euroclear or CEDEL, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear and CEDEL will be subject to the procedures and requirements of such system.

           Unless the Depository notifies the Company that it is unwilling or unable to continue as depository for a Global Security or ceases to be a "Clearing Agency" registered under the Exchange Act or announces an intention permanently to cease business or does in fact do so, and a successor Depositary is not appointed by the Company within 90 days of such notice, or in the case of a Global Security held for an account of Euroclear or CEDEL, Euroclear or CEDEL (as the case may be) is closed for business for 14 continuous days or announces an intention to cease, or permanently ceases, business, owners of beneficial interests in a Global Security will not be entitled to have any portions of such Global Security registered in their names, will not receive or be entitled to receive physical delivery of Securities in definitive form and will not be considered the owners or holders of the Global Security. Any Global Security exchanged upon the occurrence of an event described in the preceding sentence shall be so exchanged in whole and not in part. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereat shall not be a Global Security. In addition, upon request, the Company will issue certificates for Securities in definitive, fully registered, non-global form in exchange for beneficial interests of like principal amount in any Global Note, but only upon at least 60 days' prior written notice given to the Trustee in accordance with the Depositary's customary procedures.

           Securities issued in exchange for a Global Security or any portion thereof pursuant to the preceding paragraph above shall be issued in definitive, fully registered form shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. In the event of the occurrence of any of the events specified in the preceding paragraph, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive form.

           Except as otherwise set forth in the Indenture or a Global Security, owners of beneficial interests in the Securities evidenced by a Global Security will not be entitled to any rights under the Indenture with respect to such Global Security, and the Depositary or its nominee may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any such agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or its nominee or impair, as between the Depositary or its nominee and such owners of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary or its nominee as Holder of any Security.

           Initially, any and all Global Securities issued hereunder shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee, as custodian for Cede & Co.

     SECTION 3.5.  Registration,   Registration   of  Transfer   and   Exchange;
                   Restrictions on Transfer.
                   ---------------------------------------------------

           (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section
     10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

           Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture (including Section 2.4).

           At the option of the Holder, and subject to the other provisions of this Section 3.5, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

           All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 3.5, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

           No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 11.8, 12.2 or 14.2(e) (other than where the Common Shares are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by Canada, the United States or the United Kingdom or any political subdivision thereof or therein, which shall be paid by the Company.

           In the event of a redemption of the Securities in part, neither the Company nor the Securities Registrar will be required to register the transfer of or exchange any Security, or portion thereof, called for redemption.

           (b) Beneficial ownership of every Security shall be subject to the restrictions on transfer provided in the legends required to be set forth on the face of each Security pursuant to Section 2.4, unless such restrictions on transfer shall be waived by the written consent of the Company, or terminated in accordance with this Section 3.5(b) or Section 3.5(c). The Holder of each Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

           The restrictions imposed by this Section 3.5 and Section 2.4 upon the transferability of any particular Security shall cease and terminate upon delivery by the Company to the Trustee of an Officers' Certificate and Opinion of Counsel stating that such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto). Any Restricted Security as to which the Company has delivered to the Trustee an Officers' Certificate and Opinion of Counsel that such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Security Registrar or any Transfer Agent in accordance with the provisions of this Section 3.5 be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legends required by Section
     2.4. The Company shall inform the Trustee in writing of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement.

           As used  in the  preceding two  paragraphs of  this Section 3.5,  the
     term  "transfer"   encompasses  any   sale,  pledge,   transfer  or   other
     disposition of any Restricted Security.

           (c) Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, transfers and exchanges of interests therein of the kinds described in Clauses (2),
     (3), (4), (5) and (6) below and exchanges of interests in Global Securities or of other Securities as described in Clause (7) below, shall be made only in accordance with this Section 3.5(c), and all transfers of an interest in the Regulation S Global Security shall comply with Section 3.5(c)(8) below. Transfers and exchanges subject to this Section 3.5 shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 3.5.

                  (1) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this Clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.5(c)(1) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this
           Section 3.5(c).

                  (2) RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and CEDEL, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with the provisions of this Section 3.5(c)(2). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) a written order given by the Depositary or its authorized representative directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given by the Depositary or its authorized representative containing information regarding the account of the Agent Member (and the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B-1 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

                  (3) RESTRICTED SECURITY TO UNRESTRICTED GLOBAL SECURITY AFTER THREE YEARS. If the holder of a beneficial interest in a Restricted Security wishes at any time after three years from the latest of May 7, 1996 or the date of original issue of any Security or the resale of any Security by an affiliate of the Company to (i) transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security or (ii) exchange such interest for a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(c)(3). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) in the case of a transfer or exchange of an interest in the Restricted Global Security, an order given by the Depositary or its authorized representative directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Unrestricted Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) in the case of a transfer or exchange of an interest in the Restricted Global Security, an order given by the Depositary or its authorized representative containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex C-2 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall (x) in the case of a transfer or exchange of an interest in the Restricted Global Security, instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Unrestricted Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer, or (y) in the case of transfer or exchange of a Definitive Restricted Security, cancel such Definitive Restricted Security and increase the principal amount of the Unrestricted Global Security accordingly.

                  (4) REGULATION S GLOBAL SECURITY OR UNRESTRICTED GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. If the holder of a beneficial interest in the Regulation S Global Security or the Unrestricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.4(c)(4). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) a written order given by the Depositary or its authorized representative directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Global Security or the Unrestricted Global Security to be so transferred,
           (B) a written order given by the Depositary or its authorized representative containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest and (C)
           with respect to a transfer of a beneficial interest in the Regulation S Global Security (but not the Unrestricted Global
           Security), a certificate in substantially the form set forth in Annex B-3 given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Regulation S Global Security or Unrestricted Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Regulation S
           Global Security or Unrestricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security or Unrestricted Global Security, as the case may be, was reduced upon such transfer.

                  (5) EXCHANGES OF RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED GLOBAL SECURITY. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to exchange such interest for a beneficial interest in the Unrestricted Global
           Security, such exchange may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.5(c)(5). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) a written order given by the Depositary or its authorized representative directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Unrestricted Global

           Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so exchanged, (B) a written order given by the Depositary or its authorized representative containing information regarding the account of the Agent Member (and the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex C-1, given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Unrestricted Global Security by the principal amount of the beneficial interest in the Restricted Global Security to be so exchanged, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such exchange.

                  (6) EXCHANGES OF DEFINITIVE RESTRICTED SECURITIES (ISSUED IN THE INITIAL DISTRIBUTION TO INSTITUTIONAL ACCREDITED INVESTORS) FOR RESTRICTED GLOBAL SECURITY, REGULATION S GLOBAL OR UNRESTRICTED GLOBAL SECURITY. If the holder of a Definitive Restricted Security wishes at any time to exchange such interest for a beneficial interest in the Restricted Global Security, Regulation S Global Security, or the Unrestricted Global Security, such exchange may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.5(c)(6). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) such Restricted Securities as provided in Section 3.5(a) and written instructions satisfactory to the Trustee directing the Trustee to credit or cause to be credited to a specified  Agent  Member's  account  a  beneficial  interest  in  the
           Restricted Global Security, Regulation S Global Security or the Unrestricted Global Security, as the case may be, in a principal amount equal to that of the beneficial interest in the Definitive Restricted Security to be so exchanged, (B) a written order given by the Depositary or its authorized representative containing information regarding the account of the Agent Member (and the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B-2, given by the holder of such Definitive
           Restricted Security interest, the Trustee, as Security Registrar, shall cancel such Definitive Restricted Security (and issue a new Definitive Restricted Security in respect of any untransferred portion thereof) and instruct the Depositary to increase the principal amount of the Restricted Global Security, Regulation S Global Security or the Unrestricted Global Security, as the case may be, by the principal amount of the beneficial interest in the Definitive Restricted Security to be so exchanged, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or CEDEL or both, as the case may be, if an interest in the Regulation S Global Security is being credited) a beneficial interest in the Regulation S Global Security or the Unrestricted Global Security or the Restricted Global Security, as the case may be, having a principal amount equal to the amount by which the principal amount of the Definitive Restricted Security was exchanged.

                  (7) OTHER EXCHANGES. In the event that a Global Security or any portion thereof is exchanged for Securities other than Global Securities, such other Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of Clauses (1) through
           (6) above and (8) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

                  (8)   INTERESTS  IN REGULATION  S GLOBAL  SECURITY TO  BE HELD
           THROUGH  EUROCLEAR  OR  CEDEL.       Until  the  termination  of  the
           Restricted Period, interests in the Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and CEDEL, provided that this Clause (8) shall not prohibit any transfer in accordance with Section 3.5(c)(4) hereof.

                  (d) Neither the Trustee, the Paying Agent in London nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any Canadian, U.S. federal or state or other securities or tax laws or (2) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

     SECTION 3.6.  Mutilated, Destroyed, Lost or Stolen Securities.
                   -----------------------------------------------

           If any mutilated Security is surrendered to the Trustee or to a Transfer Agent outside the United States, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

           If there be delivered to the Company and either to the Trustee or to a Transfer Agent outside the United States:

                  (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

                  (2) such security or indemnity as may be satisfactory to the Company and the Trustee and such Transfer Agent to save each of them and any agent of either of them harmless,

     then, in the absence of actual notice to the Company, the Trustee or the Transfer Agent that such Security has been acquired by a bona fide purchaser, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

           In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may instead, of issuing a new Security, pay such Security upon satisfaction of the conditions set forth in the preceding paragraph.

           Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by Canada, the United States or the United Kingdom or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee, the Paying Agent in London and the Transfer Agent) connected therewith.

           Every new Security issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security shall evidence the original contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

           The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.7.  Payment of Interest, Interest Rights Preserved.
                   ----------------------------------------------

           Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

           Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called

     "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

           Subject to the foregoing provisions of this Section and Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

           In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date

     (other than any Security  whose Maturity is prior to  such Interest Payment
     Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

     SECTION 3.8.  Persons Deemed Owners.
                   ---------------------

           Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 3.9.  Cancellation.
                   ------------

           All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9. The Trustee shall destroy all canceled Securities in accordance with applicable law and its customary practices in effect from time to time.

     SECTION 3.10.  Computation of Interest.
                    -----------------------

           Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 3.11.  CUSIP and ISIN Numbers.
                    ----------------------

           The Company in issuing Securities shall use "CUSIP" numbers (if then generally in use) in addition to serial numbers and "ISIN" numbers (if generally in use); if so, the Trustee shall use such "CUSIP" and "ISIN" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP and ISIN numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP or ISIN numbers.

     SECTION 3.12.  Notification of Withholding.
                    ---------------------------

           The Company shall notify the Trustee in writing of the necessity, if any, to withhold any amounts from payments to Holders (and the amount of any such withholding) arising from the delivery by a Holder of any certificate.

                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

     SECTION 4.1.  Satisfaction and Discharge of Indenture.
                   ---------------------------------------

           This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and any right to receive Additional Amounts and Special Interest as provided in the forms of Securities set forth in Section 2.2 and the Company's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

                  (l) either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and
           (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee or the Paying Agent in London or its agent for cancellation (other than Securities referred to in clauses (i) and (ii) of clause
           (1)(A) above)

                   (i) have become due and payable, or

                   (ii) will have become due and payable at their Stated Maturity within one year, or

                   (iii) are to be called  for redemption within one  year under arrangements satisfactory to the Trustee for the giving of by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (i)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest (including any applicable Additional Amounts and Special Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding  the satisfaction  and  discharge  of this  Indenture,  the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligation of the Company to pay Additional Amounts and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive. Funds held in trust pursuant to this Section 4.1 are not subject to the provisions of Article Thirteen.

     SECTION 4.2.  Application of Trust Money.
                   --------------------------

           Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee.

           All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                     ARTICLE FIVE

                                       REMEDIES

     SECTION 5.1.  Events of Default.
                   -----------------

           "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest (including any Additional Amounts or Special Interest) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of or premium, if any, on any Security whether at its Maturity upon redemption, repurchase, or otherwise; or

                  (3) failure to observe or perform any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to Sections 7.1 and 10.4 and Article Fourteen hereof; or

                  (4) default in the performance, or breach, of any other covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) default by the Company or any Subsidiary (i) in the payment of any principal of or interest on any Indebtedness, the principal amount of which, individually or in the aggregate, exceeds U.S. $10,000,000, when due after giving effect to any applicable grace periods (whether such Indebtedness exists as of the Issue Date or is thereafter created) or (ii) on any Indebtedness, the principal amount of which, individually or in the aggregate, exceeds U.S. $10,000,000, which default or defaults in the case of clause (ii) shall have resulted in such Indebtedness becoming due and payable prior to the date on which it would otherwise have become due and payable; or

                  (6) failure by the Company or any of its Subsidiaries to pay a final judgment or final judgments or a final order or final orders entered by a court or courts of competent jurisdiction, which judgments or orders in the aggregate exceed U.S. $10,000,000, and either (i) the commencement by any creditor of any enforcement proceeding upon any such judgment or order or (ii) such judgment or order remaining unstayed for 45 days; or

                  (7) (A) a court of competent jurisdiction shall enter a decree or order for relief in respect of the Company, or any of its Significant Subsidiaries in any involuntary case under any Bankruptcy Law or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; (B) a decree or order of a court of competent jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, Custodian or other officer having similar powers over the Company or any of its Significant Subsidiaries, or over all of or a substantial part of its or their respective properties, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other Custodian of the Company or any of its Significant Subsidiaries for all or a substantial part of its or their respective properties; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of its Significant Subsidiaries and the continuance of any such events in subpart (B) for 45 days unless stayed or discharged; or

                  (8) the Company or any of its Significant Subsidiaries (A) shall have an order for relief entered with respect to it or commences a voluntary case under any Bankruptcy Law or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (B) shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law; (C) shall consent to the appointment of or taking possession by a receiver, trustee or other Custodian for all or a substantial part of its property; (D) shall have made a general assignment for the benefit of creditors of a substantial part of its or their assets; (E) shall admit in writing of its inability to pay its debts as such debts become due; or (F) the Board of Directors of the Company (or any committee thereof) adopts any resolution which has not been rescinded or otherwise authorizes or approves any of the foregoing; or

                  (9) any order, judgment or decree shall be entered against the Company decreeing the dissolution or liquidation of the Company and such order, judgment or decree shall remain undischarged or unstayed for a period in excess of 30 days; or

                  (10) the occurrence of a Change of Control; provided, that such Event of Default will be cured after a Change of Control Offer is made and all Securities properly tendered for purchase pursuant to such Change of Control Offer are accepted for payment and such payment provided in the Change of Control Offer is made, as described in Article Fourteen.

           The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors or the Bankruptcy Act (Canada), the Companies Creditor Arrangement Act (Canada) or any other Canadian federal or provincial law or the law of any other jurisdiction relating to the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment.
                   --------------------------------------------------

           If an Event of Default, other than an Event of Default set out in subsection 5.1 (10), occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable.

           At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                              (A) all overdue interest on all Securities,

                              (B) the principal of  and premium, if  any, on any
                   Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

                              (C) to  the extent that  payment of such  interest
                   is lawful, interest upon overdue interest at a rate of 6.50% per annum, and

                              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the nonpayment of the principal of, and any interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

           No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.3.  Collection  of  Indebtedness  and  Suits for  Enforcement  by
                   Trustee.
                   -------------------------------------------------------

           The Company covenants that if

                  (1) default is made in the payment of any interest (including any Additional Amounts and Special Interest) on any Security when it becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

     the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional Amounts and Special Interest) and interest on any overdue principal and premium, if any, and on any overdue interest (including any Additional Amounts and Special Interest), at a rate of 6.50% per annum, to the extent permissible by applicable law, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

           If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

           If an Event of Default, other than an Event of Default set out in subsection 5.1(10), occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.4.  Trustee May File Proofs of Claim.
                   --------------------------------

           In   case  of   the  pendency   of  any   receivership,   insolvency,
     liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee
           (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

                  (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

     and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized  by each  Holder  of Securities  to make  such  payments to  the
     Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

     SECTION 5.5.  Trustee May Enforce Claims Without Possession of Securities.
                   -----------------------------------------------------------

           All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

     SECTION 5.6.  Application of Money Collected.
                   ------------------------------

           Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:   To the payment  of all amounts due  the Trustee under
           Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal, premium, if any, or interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

                  THIRD: Any remaining amounts shall be repaid to the Company.

     SECTION 5.7.  Limitation on Suits.
                   -------------------

           No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

     it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.
                   ------------------------------------------------------------

           Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 3.7) interest on such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may
     be), and to convert such Security in accordance with Article Twelve, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

     SECTION 5.9.  Restoration of Rights and Remedies.
                   ----------------------------------

           If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

     SECTION 5.10.  Rights and Remedies Cumulative.
                    ------------------------------

           Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11.  Delay or Omission Not Waiver.
                    ----------------------------

           No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities, as the case may be.

     SECTION 5.12.  Control by Holders of Securities.
                    --------------------------------

           The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and
                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 5.13.  Waiver of Past Defaults.
                    -----------------------

           The Holders, either (a) through the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities, or
     (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least 66-2/3% in principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of, premium, if any, or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

           Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 5.14.  Undertaking for Costs.
                    ---------------------

           All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section
     5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article Twelve.

     SECTION 5.15.  Waiver of Stay or Extension Laws.
                    --------------------------------

           The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                     ARTICLE SIX

                                     THE TRUSTEE

     SECTION 6.1.  Certain Duties and Responsibilities.
                   -----------------------------------

           (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

           (b) In case an Event of Default has occurred and is continuing of which a responsible officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

           (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 6.2.  Notice of Defaults.
                   ------------------

           Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(10), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     SECTION 6.3.  Certain Rights of Trustee.
                   -------------------------

           Subject to the provisions of Section 6.1:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable in such actions other than for its own negligence or willful misconduct; and

                  (9) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture.

     SECTION 6.4.  Not Responsible for Recitals or Issuance of Securities.
                   ------------------------------------------------------

           The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Shares issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 6.5.  May Hold Securities, Act as Trustee Under Other Indentures.
                   ----------------------------------------------------------


           The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

           The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

     SECTION 6.6.  Money Held in Trust.
                   -------------------

           Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     SECTION 6.7.  Compensation and Reimbursement.
                   ------------------------------

           The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

           When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

           The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

     SECTION 6.8.  Corporate Trustee Required; Eligibility.
                   ---------------------------------------

           There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by federal or state authority, in good standing and having an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

     SECTION 6.9.  Resignation and Removal; Appointment of Successor.
                   -------------------------------------------------

           (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

           (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (d) If at any time:

                  (1) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     SECTION 6.10. Acceptance of Appointment by Successor.
                   --------------------------------------

           Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

     SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business.
                   -----------------------------------------------------------

           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 6.12. Authenticating Agents.
                   ---------------------

           The Trustee may, with the consent of the Company, appoint an additional Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

           Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia, or England and Wales, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12 such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.12.

           Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

           The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

           If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

           This is one of the Securities referred to in the within-mentioned Indenture.

           Dated:                                MARINE MIDLAND BANK
                                                    as Trustee
                                                 By [Authenticating Agent],
                                                    as Authenticating Agent


                                                 By______________________
                                                    Authorized Signatory


     SECTION 6.13. Trust Indenture Legislation.
                   ---------------------------

           In this Indenture, the expression "indenture legislation" means the provisions, if any, of the Canada Business Corporations Act, as amended or re-enacted, and any other statute of Canada, and of any regulations under such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture or the Company. The Company and the Trustee agree that each will at all times in relation to this Indenture and in relation to any action to be taken hereunder observe and comply with and be entitled to the benefits of indenture legislation. If and to the extent that, any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of indenture legislation, such mandatory requirement shall prevail.


                                    ARTICLE SEVEN

                         AMALGAMATION, CONSOLIDATION, MERGER,
                            CONVEYANCE, TRANSFER OR LEASE


     SECTION 7.1. Company May Amalgamate, Consolidate, Etc., Only on Certain Terms.
                   ----------------------------------------------------------

           The Company may not consolidate, amalgamate, enter into an arrangement or merge with or into any Person or permit any other Person to consolidate, amalgamate, enter into an arrangement or merge with or into the Company (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one transaction or a series of related transactions to any Person, if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company or of the Company and its

     Subsidiaries on a consolidated basis to any other Person, unless, at the time and giving effect thereto:

                  (1) the Company is the surviving corporation or the Person formed by or surviving any such consolidation, amalgamation, arrangement or merger (if other than the Company), or to which such sale, transfer, lease, conveyance or other disposition shall have been made, is a corporation organized and existing under the laws of
           (i) the United States, any state thereof or the District of Columbia or (ii) the federal laws of Canada or any province thereof;

                  (2) the Person formed by or surviving any such consolidation, amalgamation, arrangement or merger (if other than the Company), or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made, assumes by supplemental indenture in a form and substance satisfactory to the Trustee all the obligations of the Company under the Securities and this Indenture and such Person assumes the obligations of the Company under the Registration Rights Agreement;

                  (3) immediately prior to and after giving effect to such transaction, no default hereunder or Event of Default shall have occurred and be continuing;

                  (4) the interest, principal, premium, if any, and other amounts paid or credited in respect of the Securities will not be subject to Canadian Taxes as a result of such consolidation, amalgamation, arrangement, merger, sale assignment, transfer, lease, conveyance or other disposition, and the Company shall have delivered to the Trustee an Opinion of Canadian Counsel to that effect.

           The Company shall deliver to the Trustee and each Holder prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture, each in form and substance satisfactory to the Trustee.

     SECTION 7.2.  Successor Substituted.
                   ---------------------

           Upon any amalgamation or consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 7.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                    ARTICLE EIGHT

                               SUPPLEMENTAL INDENTURES

     SECTION 8.1.  Supplemental  Indentures   Without  Consent  of  Holders   of
                   Securities.
                   -----------------------------------------------------

           Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by this Indenture; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities; or

                  (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided, such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Securities; or

                  (6)   to make  any changes or modifications  to this Indenture
           necessary in       connection   with   the   registration   of    any
           Securities under the Securities Act as contemplated by Section 10.12, provided, such action pursuant to this clause (6) shall not adversely affect the interests of the Holders of Securities; or

                  (7)   to comply  with the requirements of  the Trust Indenture
           Act or the         rules   and   regulations   of   the    Commission
           thereunder in order to affect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise.

           Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this

     Indenture and to make any further appropriate agreements and stipulations which may be therein contained.

     SECTION 8.2.  Supplemental Indentures with Consent of Holders of
                    Securities.
                   --------------------------------------------------

           With either (a) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of 66-2/3% in principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount or the rate of interest payable thereon or any premium payable upon redemption or mandatory repurchase thereof, or change the obligation of the Company to pay Additional Amounts, or change the coin, currency or security in which any Security or the interest or any premium thereon or any other amount in respect thereof is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may
           be) or, except as permitted by Section 12.11, adversely affect the right to convert any Security as provided in Article Twelve, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders of Securities, or

                  (2) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, or

                  (4)  modify any of  the provisions of this  Section or Section
           5.13 or 10.13, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (5) modify the provisions of Article Fourteen in a manner adverse to the Holders; or

                  (6) modify any of the provisions of Section 10.10, 10.11 or 10.12.

           It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 8.3.  Execution of Supplemental Indentures.
                   ------------------------------------

           In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 8.4.  Effect of Supplemental Indentures.
                   ---------------------------------

           Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

     SECTION 8.5.  Reference in Securities to Supplemental Indentures.
                   --------------------------------------------------

           Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

     SECTION 8.6.  Notice of Supplemental Indentures.
                   ---------------------------------

           Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.


                                     ARTICLE NINE

                          MEETINGS OF HOLDERS OF SECURITIES

     SECTION 9.1.  Purposes for Which Meetings May Be Called.
                   -----------------------------------------

           A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

     SECTION 9.2.  Call, Notice and Place of Meetings.
                   ----------------------------------

           (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in the City of London, England, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

           (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in the City of London, England,for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

     SECTION 9.3.  Persons Entitled to Vote at Meetings.
                   ------------------------------------

           To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 9.4.  Quorum; Action.
                   --------------

           The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other cases the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

           Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

           At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than 66-2/3% in principal amount of Outstanding Securities represented and entitled to vote at such meeting.

           Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.

     SECTION 9.5. Determination of Voting Rights; Conduct and Adjournment of Meetings.
                   ----------------------------------------------------------

           (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities and the appointment of any proxy shall be proved in the manners specified therefor in Section 1.4.

           (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustees) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 9.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

           (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S.$1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

           (d) Any  meeting of  Holders of  Securities duly  called pursuant  to
     Section 9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

     SECTION 9.6.  Counting Votes and Recording Action of Meetings.
                   -----------------------------------------------

           The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
     Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                     ARTICLE TEN

                                      COVENANTS

     SECTION 10.1. Payment of Principal, Premium and Interest.
                   ------------------------------------------

           The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any, and interest on the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee, one Business Day prior to the Stated Maturity of any Security or one Business Day prior to the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

     SECTION 10.2. Maintenance of Offices or Agencies.
                   ----------------------------------

           The Company hereby appoints (a) the Corporate Trust Office of the Trustee as its agent in the Borough of Manhattan, The City of New York, where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, and (b) (i) the office of Midland Bank plc, Mariner House, Pepys Street, London EC3N 4DA, England, as its agents outside of the United States where, subject to any applicable laws or regulations, Securities may be surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where Securities may be surrendered for conversion.

           The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any, and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company will maintain (1) in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, and (2) subject to any laws or regulations applicable thereto, in London, an office or agency where Securities may be presented and surrendered for payment and where Securities may be presented for registration of transfer or exchange or conversion.

           If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee.

     SECTION 10.3. Money for Security Payments To Be Held in Trust.
                   -----------------------------------------------

           If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

           Whenever the Company shall have one or more Paying Agents, it will, one Business Day prior to each due date of the principal of, premium, if any, or interest on any Securities, deposit with the Trustee a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

           The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any, or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

           Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     SECTION 10.4. Additional Amounts.
                   ------------------

           The Company will pay to the Holder of any Security Additional Amounts as provided in the form of Security set forth in Section 2.2. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

           At least 10 days prior to the first Interest Payment Date or an earlier Redemption Date or Repurchase Date (and at least 10 days prior to each date of payment of principal, premium, if any, or interest thereafter if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate), the Company will furnish the
     Trustee and the Company's Paying Agents in London, England, and in the Borough of Manhattan, The City of New York, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agents whether such payment of principal of, premium, if any, or interest on the Securities shall be made to Holders of Securities without withholding for or on account of any tax, assessment or other governmental charge described in the second paragraph of the face of the forms of
     Securities set forth in Section 2.2. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to the Trustee or the Paying Agent in London the Additional Amounts required by this Section to be paid in the event of any such withholding. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent such loss, liability or expense is attributable to the Trustee's negligence or bad faith.

     SECTION 10.5. Existence.
                   ---------

           Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

     SECTION 10.6. Maintenance of Properties.
                   -------------------------

           The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

     SECTION 10.7. Payment of Taxes and Other Claims.
                   ---------------------------------

           The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, (2) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Subsidiary, and (3) all stamps and other duties, if any, which may be imposed by Canada, the United States or the United Kingdom or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture; provided, however, that, in the case of clauses
     (1) and (2), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     SECTION 10.8. Listing.
                   -------

           The Company will use its reasonable best efforts to cause the Common Shares required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, to be quoted on the American Stock Exchange or, if the Common Shares are not then listed on the American Stock Exchange, cause to be listed the Common Shares on a United States national securities exchange on which Common Shares are listed or to be quoted on the Nasdaq National Market at the time of such delivery.

     SECTION 10.9. Statement by Officers as to Default.
                   -----------------------------------

           The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of performance by the signers of their duties as such officers of the Company they would normally obtain knowledge of whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has kept, observed, performed and fulfilled its obligations under this
     Indenture. Such Officers' Certificate shall further state, as to each such officer signing such Officers' Certificate, to the best of the knowledge of such officer, as of the date of such Officers' Certificate,
     (a) whether any  such default exists,  (b) whether the  Company during  the preceding fiscal year kept, observed, performed and fulfilled each and every covenant and obligation of the Company under this Indenture and (c) whether there was any default in the performance and observance of any of the terms, provisions, or conditions of this Indenture during such preceding fiscal year. If the officers signing the Officers' Certificate know of such a default, whether then existing or occurring during such preceding fiscal year, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

           The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

           Any notice required to be given under this Section 10.9 shall be delivered to the Trustee at its Corporate Trust Office.

     SECTION 10.10. Delivery of Certain Information.
                    -------------------------------

           At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act or exempt from such requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of Common Shares issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of Common Shares issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such a security (or any such predecessor security) was last acquired from the Company or (ii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A
     Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

     SECTION 10.11.  Reporting Issuer.
                     ----------------

           The Company will continue to be a "reporting issuer" for purposes of Rule 903 under the Securities Act until the Restricted Period has expired.

     SECTION 10.12.  Registration Rights.
                     -------------------

           The holders of the Securities and the Common Shares issuable upon conversion thereof are entitled to the benefits of a Registration Rights Agreement, dated as of May 1, 1996, between the Company and Goldman, Sachs & Co. and UBS Securities LLC (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders from time to time of the Securities and the Common Shares issuable upon conversion thereof that it will, at its expense, (i) within 90 days after the date of issuance of the Securities, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Securities and the Common Shares issuable upon conversion thereof, (ii) within 180 days after the date of issuance of the Securities, use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission and (iii) use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the third annual anniversary of the date of the effectiveness of the Shelf Registration Statement or such other date as is provided in the Registration Rights Agreement.

           If (i) on or prior to 90 days following the date of original issuance of the Securities, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the date of issuance of the Securities, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Special Interest") will accrue on the Securities from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Special Interest will be paid semi-annually in arrears, with the first semi-annually payment due on the first Interest Payment Date in respect of the Securities following the date on which such Special Interest begins to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. In the event that the Shelf Registration Statement ceases to be effective prior to the third annual anniversary of the initial effective date of the Shelf Registration Statement or such other date as is provided in the Registration Rights Agreement for a period in excess of 60 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Securities shall increase by an additional one-half of one percent (0.50%) per annum on the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective to but excluding the day on which the Shelf Registration Statement again becomes effective.

           Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Special Interest provided for in this Section to the extent that, in such context, Special Interest is, was or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Special Interest (if applicable) in any provisions hereof shall not be construed as excluding Special Interest in those provisions hereof where such express mention is not made.

           In  the   event  of  any  amendment   to  or   modification  of,  the
     Registration Rights Agreement, the Company shall promptly provide the Trustee with a copy of such amendment or modification.

     SECTION 10.13.  Waiver of Certain Covenants.
                     ---------------------------

           The Company may omit in any particular instance to comply with any covenant or conditions set forth in Sections 10.5 to 10.7, inclusive (other than a covenant or condition which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before the time for such compliance the Holders shall, through the written consent of, or the adoption of a resolution at a meeting of Holders of the Outstanding Securities at which a quorum is present by, not less than a majority in principal amount of the
     Outstanding Securities, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.


                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES


     SECTION 11.1. Right of Redemption.
                   -------------------

           The Securities may be redeemed in accordance with the provisions of the forms of Securities set forth in Section 2.2.

     SECTION 11.2.  Applicability of Article.
                    ------------------------

           Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article Eleven.

     SECTION 11.3.  Election to Redeem; Notice to Trustee.
                    -------------------------------------

           The  election  of the  Company  to  redeem  any  Securities shall  be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. If the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the forms of Securities set forth in Section 2.2, the Company shall furnish the Trustee with an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred.

     SECTION 11.4.  Selection by Trustee of Securities to Be Redeemed.
                    -------------------------------------------------

           If less than all the Securities are to be redeemed (other than pursuant to the third paragraph on the reverse of the form of Security in
     Section 2.2), the particular Securities to be redeemed shall be selected by the Trustee within two Business Days after it receives the notice described in 11.3, from the Outstanding Securities not previously called for redemption, on a pro rata basis or by such method as the Trustee may deem appropriate. Partial redemption must be in an amount not less than U.S.$1,000,000 principal amount of Securities.

           If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

           The Trustee shall promptly notify the Company and each Security Registrar in writing of the securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

           For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 11.5.  Notice of Redemption.
                    --------------------

           Notice  of  redemption shall  be  given  in  the  manner provided  in
     Section 1.6 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

           All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3)  if  less  than  all  Outstanding  Securities  are  to  be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

                  (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

                  (5) the Conversion Price, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion, and

                  (6)  the place  or  places where  such  Securities are  to  be
           surrendered  for  payment   of  the  Redemption  Price  and   accrued
           interest, if any.

           In case of a partial redemption, the first notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 3.5 and shall specify the serial and CUSIP numbers (if any), ISIN number (if any) and the portions thereof called for redemption.

           Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

     SECTION 11.6.  Deposit of Redemption Price.
                    ---------------------------

           Not less than one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent in London if so directed by the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

           If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security, if a Security, or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

     SECTION 11.7.  Securities Payable on Redemption Date.
                    -------------------------------------

           Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice, maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or, prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7.

           If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any, and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at a rate of 6.50% per annum and such Security shall remain convertible into Common Shares until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     SECTION 11.8.  Securities Redeemed in Part.
                    ---------------------------

           Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                    ARTICLE TWELVE

                               CONVERSION OF SECURITIES

     SECTION 12.1.  Conversion Privilege and Conversion Price.
                    -----------------------------------------

           Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Shares of the Company at the

     Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence on the latest of the commencement of the Sale of the Securities, the original issue date of the Securities and the issue date with respect to any additional Securities issued to cover overallotments and expire at the close of business on May 1, 2003, subject, in the case of the conversion of any Global Security, to any applicable book-entry procedures of the Depositary therefor. In case a Security or portion thereof is called for redemption or is delivered for repurchase, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Redemption Date or the Repurchase Date (as defined in Article Fourteen), as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be.

           The price at which shares of Common Shares shall be delivered upon conversion (herein called the "Conversion Price") shall be initially U.S.$24.858 per Common Share. The Conversion Price shall be adjusted in certain instances as provided in this Article Twelve.

     SECTION 12.2.  Exercise of Conversion Privilege.
                    --------------------------------

           In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank (in the case of any Definitive Security), at any office or agency of the Company maintained for that purpose pursuant to Section 10.2, accompanied by a duly signed conversion notice substantially in the form set forth in Annex A-1 or A-2 stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except Securities called for redemption on a Redemption Date or to be repurchased on a Repurchase Date during, in each case, such period) shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date in respect of such
     Security (or portion thereof, as the case may be) surrendered for conversion shall be paid to the Holder of such Security as of such Regular Record Date. Interest payable in respect of any Security surrendered for conversion on or after an Interest Payment Date shall be paid to the Holder of such Security as of the next preceding Regular Record Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of, if the date of conversion is not an Interest Payment Date, any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the

     Common Shares issued upon conversion. The Company's delivery to the Holder of the number of Common Shares (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

           Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Holders, a certificate or certificates for the number of full Common Shares issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

           All Common Shares delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to
     Section 2.4 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Shares; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Shares, prior to or concurrently with a request to the Company to deliver such Common Shares, written notice that the Securities delivered for conversion are Restricted Securities.

           In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S.$1,000.

     SECTION 12.3.  Fractions of Shares.
                    -------------------

           No fractional Common Shares shall be issued upon conversion of any Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share which would otherwise be issuable upon conversion of any Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the current market price per share of Common Shares (calculated in accordance with Section 12.4(8) below) at the close of business on the day of conversion.

     SECTION 12.4.  Adjustment of Conversion Price.
                    ------------------------------

           The Conversion Price shall be subject to adjustments from time to time as follows:

           (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph
     (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of
     fractions  of shares  of  Common  Stock.   The  Company  will not  pay  any
     dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

           (2) In case the Company shall issue rights, options or warrants to all holders of any class of Common Stock entitling them to subscribe for or purchase shares of any class of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of such class of Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

           (3) In case outstanding shares of any class of Common Stock shall be subdivided into a greater number of shares of such class of Common Stock, and, conversely, in case outstanding shares of any class of Common Stock shall each be combined into a smaller number of shares of such class of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be adjusted by the Company so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price adjustment contemplated by this subparagraph (3) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such subdivision or combination and the denominator shall be the number of shares of Common Stock outstanding immediately after giving effect to such subdivision or combination, such adjustment to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

           (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, cash or other assets or property (including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any amalgamation, consolidation or merger to which Section 12.11 applies), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which (i) the numerator shall be the current market price per share (determined as provided in paragraph
     (8) of this Section) of the Common Shares on the third Trading Day prior to the date fixed for such determination (the "Reference Date") less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) on the Reference Date of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one Common Share and the denominator shall be the current market price per Common Share on the Reference Date, such adjustment to become effective immediately prior to the opening of business on the day following the Reference Date. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing 12.5% of the average of the current market prices per share of Common Share pursuant to this subparagraph (4). For purposes of this subparagraph (4), any dividend or distribution that includes Common Shares or rights or warrants to subscribe for or purchase shares of Common Shares shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Shares or such rights or warrants (making any Conversion Price reduction required by this subparagraph (4)) immediately followed by (2) a dividend or distribution of Common Shares or such rights or warrants (making any further Conversion Price reduction required by subparagraph (1) or (2)), except (x) the Reference Date of such dividend or distribution as defined in this subparagraph (4) shall be substituted in place of the phrases (a) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and (b) "the date fixed for such determination" within the meaning of subparagraphs (1) and (2), respectively, of this Section 12.4 and (y) any shares of Common Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (1) of this Section 12.4.

           (5) In case the Company shall, by dividend or otherwise, distribute to all holders of any class of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 12.11 applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (I) the aggregate amount of any other cash distributions to all holders of any class of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of any class of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of this Section has been made, exceeds 12.5% of the product of the current market price per Common Share on the date for the determination of holders of Common Shares entitled to receive such distribution times the number of shares of all classes of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Shares on the date fixed for such determination less an amount equal to the quotient of
     (x) the excess of such combined amount over such 12.5% and (y) the number of shares of all classes of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Shares on such date for determination.

           (6) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary for all or any portion of any class of Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of such class of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the current market price per share (determined as provided in paragraph
     (8) of this Section) of such class of Common Stock as of the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subparagraph (6) by a fraction of which the numerator shall be the sum of the products of the number of shares of each class of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the respective current market price per share (determined as provided in paragraph (8) of this Section) of each such class of Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the " Purchased Shares") and (y) the sum of the products of the number of shares of each class of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the respective current market price per share (determined as provided in paragraph (8) of this Section) of each such class of Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

           (7)    The  reclassification  of  any  class  of  Common  Stock  into securities including other than Common Stock (other than any reclassification upon a amalgamation, consolidation or merger to which
     Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of such class of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

           (8)   For the purpose  of any computation  under paragraphs (2), (4),
     (5) or (6) of this Section 12.4, the current market price per share of a class of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices Per Share of such class for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "'ex' date", when used with respect to any issuance or distribution, means the first date on which such class of Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution

           (9) No adjustment in the Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

           (10) The Company may make such reductions in the Conversion Price, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this
     Section 12.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Shares resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

     SECTION 12.5.  Notice of Adjustments of Conversion Price.
                    -----------------------------------------

           Whenever the Conversion Price is adjusted as herein provided:

                  (1) the Company shall compute the adjusted Conversion Price in accordance with Section 12.4 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

                  (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

     Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

     SECTION 12.6.  Notice of Certain Corporate Action.
                    ----------------------------------

           In case:

                  (a) the Company shall declare a dividend (or any other distribution) on any class of its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 12.4; or

                  (b) the Company shall authorize the granting to the holders of any class of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (c) of any reclassification of any class of Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any amalgamation, consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of any class of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

     then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with
     Section 1.6, at least  20 days (or 10 days in any case  specified in clause
     (a) or (b) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined,
     (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. If at the time the Trustee shall not be the conversion agent, a copy of such notice and any notice referred to in the following paragraph shall also forthwith be filed by the Company with the Trustee.

     SECTION 12.7.  Company to Reserve Common Shares.
                    --------------------------------

           The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Shares, for the purpose of effecting the conversion of Securities, the full number of Common Shares then issuable upon the conversion of all Outstanding Securities.

     SECTION 12.8.  Taxes on Conversions.
                    --------------------

           The Company will pay any and all transfer taxes and duties that may be payable in respect of the issue or delivery of Common Shares on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Shares in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid. Such taxes payable shall not include any income, capital taxes payable by a Holder by reason of such conversion in any jurisdiction, with which such Holder has a connection other than by reason of acquiring or converting the Securities.

     SECTION 12.9.  Covenant as to Common Shares.
                    ----------------------------

           The Company agrees that all Common Shares which may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof. Such taxes payable shall not include any income, capital taxes payable by a Holder by reason of such conversion in any jurisdiction, with which such Holder has a connection other than by reason of acquiring or converting the Securities.

     SECTION 12.10.  Cancellation of Converted Securities.
                     ------------------------------------

           All Securities delivered for conversion shall be delivered to the Trustee or the Paying Agent in London or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

     SECTION 12.11. Provision in Case of Amalgamation, Consolidation, Merger or Sale of Assets.
                     --------------------------------------------------------

           (1) Subject to the provisions of subsection 12.11(2), in case of any amalgamation or consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the
     Company   (other   than  a   merger   which   does   not   result  in   any
     reclassification, conversion, exchange or cancellation of outstanding Common Shares of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which such Security might have been converted immediately prior to such amalgamation, consolidation, merger, sale or transfer, and assuming such holder of Common Shares of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each Common Share of the Company held immediately prior to such consolidation, merger, sale or transfer by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this
     Section 12.11 the kind and amount of securities, cash and other property receivable upon such amalgamation, consolidation, merger, sale or transfer by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares), and further assuming, if such consolidation, amalgamation, arrangement, merger, conveyance, transfer, sale or lease occurs prior to the later of 60 days following the latest of (i) May 7, 1996 and (ii) the latest date of original issue of any Security, that the Security was convertible at the time of such occurrence at the Conversion Price specified in Section 12.1 as adjusted from the issue date of such Security to such time as provided in this Article Twelve subject to any requirements necessary to ensure that the Securities will be and will remain exempt from Canadian withholding tax including, without limitation, the requirement in effect on the date hereof that a Holder of Securities shall not be entitled to receive shares, other securities or property, other than securities that are "prescribed securities" as defined in Regulation 6208 to the Income Tax Act (Canada), in the event that any such amalgamation, consolidation, merger or transfer occurs in or prior to five years after the date of original issue of the Securities. Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 12.11 shall similarly apply to successive consolidations, mergers, sales or transfers. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

           (2) Notwithstanding any provisions of this Article Twelve to the contrary, if any amalgamation, consolidation, merger, sale or transfer should occur on or prior to five years from the date of issue of the last Security to be issued hereunder, a holder of a Security shall not be entitled in any circumstances to convert such Security into any securities, cash or other property (the "Substituted Properties") unless such Substituted Properties are "prescribed securities" with respect to such Security for purposes of clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada).

           Neither the Trustee, any Paying Agent nor any Conversion Agent shall be under any responsibility to determine correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

     SECTION 12.12  Responsibility of Trustee for Conversion Provisions
                    ---------------------------------------------------

           The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.


                                  ARTICLE THIRTEEN

                             SUBORDINATION OF SECURITIES

     SECTION 13.1.  Securities Subordinated to Senior Indebtedness.
                    ----------------------------------------------

           All Securities issued under this Indenture shall be issued subject to the following provisions and each Holder of any Security whether upon original issue or upon transfer or assignment thereof accepts and agrees to be bound by such provisions.

           All Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness. "Senior Indebtedness" means (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B)
     indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company, (ii) all capital lease obligations of the Company, (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of the Company for the reimbursement on any letter of credit, bankers acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or assets of the Company (whether or not such obligation is assumed by the Company), except for any such indebtedness or other obligation that is by its terms subordinated to or pari passu with the Securities.

     SECTION 13.2. No Payments in Certain Circumstances; Payment Over of Proceeds Upon Dissolution, Etc.
                    -----------------------------------------------------

           No payment on account of principal of, premium, if any, or interest on, or redemption or repurchase of, the Securities shall be made if, at the time of such payment or immediately after giving effect thereto: (i) there shall exist a default in the payment of principal of, premium, if any, sinking funds or interest (including a default under any purchase or redemption obligations) with respect to any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, sinking funds or interest) with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof and written notice of such occurrence shall have been given to the Company and to the Trustee under this Indenture by the holder or holders of such Senior Indebtedness and such event of default shall not have been cured or waived or shall not have ceased to exist after written notice to the Company and the Trustee by any holder of Senior Indebtedness. Notwithstanding the foregoing, the Company may make, and the Trustee may receive and shall apply, any payment in respect of the Securities ( for principal, premium, if any, or interest or repurchase) if such payment was made prior to the occurrence of any of the contingencies specified in clauses (i) and (ii) above.

           Upon (i) any acceleration of the principal amount due on the Securities or (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of, premium, if any, sinking fund and interest due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money or money's worth in accordance with its terms, before any payment is made on account of the principal of, premium, if any, or interest on, or repurchase of, the indebtedness evidenced by the Securities, and upon any such dissolution or winding up or liquidation or reorganization any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, as the case may be, directly to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or to the Trustee under this Indenture.

           In the event that, contrary to the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full or provision made for such payment, in accordance with its terms, such payment or distribution shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

           Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities (together with the holders of any other indebtedness of the Company which is subordinated in right of payment to the payment in full of all Senior Indebtedness, which is not subordinated in right of payment to the Securities and which by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company made on the Senior Indebtedness until the principal of, premium, if any, and interest on, or repurchase of, the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior
     Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by the Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of Securities, be deemed to be a payment by the Company to the holders of or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

     SECTION 13.3. Notice to Trustee of Specified Events; Reliance on Certificate of Liquidating Agent.
                    --------------------------------------------------

           The Company shall give prompt written notice to the Trustee of any insolvency or bankruptcy proceeding in respect of the Company, of any proceedings for voluntary liquidation, dissolution or other winding up of the Company (whether or not involving insolvency or bankruptcy), of the declaration of any Security as due and payable before its expressed maturity, and of any event which pursuant to Section 13.2 would prevent payment by the Company on account of the principal, premium, if any, or interest on, or repurchase of, the Securities. The Trustee, subject to the provisions of Section 6.1, shall be entitled to assume that no such event has occurred unless the Company, or a holder of Senior Indebtedness, or any trustee therefor, has given such notice.

           Upon any distribution of assets of the Company or payment by or on behalf of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 13.2 are pending, and the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the

     Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.4. Trustee to Effectuate Subordination.
                   -----------------------------------

           The Holder of each Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article and appoints the Trustee as attorney-in-fact for any and all such purposes.

     SECTION 13.5. Trustee Not Charged with Knowledge of Prohibition.
                   -------------------------------------------------

           Notwithstanding the provisions of this Article or any other provision of this Indenture, but subject to the provisions of Section 6.1 as between the Holders of Securities and the Trustee, neither the Trustee nor any Paying Agent shall be charged with knowledge of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any such Paying Agent, unless and until the Trustee or such Paying Agent shall have received written notice thereof at its Corporate Trust Office from the Company or any holder of Senior Indebtedness or the trustee or representative of any holder of such Senior Indebtedness on his behalf; and, prior to the receipt of any such written notice, the Trustee and any such Paying Agent shall be entitled to assume that no such facts exist. If the Trustee or Paying Agent, as the case may be, shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or the interest on any Security) with respect to such moneys, the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee and such Paying Agent, as the case may be, shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

           Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 13.6. Reliance  on Judicial  Order  or  Certificate of  Liquidating
                   Agent.
                   --------------------------------------------------------

           Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent, or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

     SECTION 13.7. Trustee Not Fiduciary for Holders of Senior Indebtedness.
                   --------------------------------------------------------

           The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

           With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

     SECTION 13.8. Rights of Trustee as Holder of Senior Indebtedness; Preservation Of Trustee's Rights.
                    --------------------------------------------------

           The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

           Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

     SECTION 13.9. Article Applicable to Paying Agents.
                   -----------------------------------

           In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.5, 13.6 and 13.7 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     SECTION 13.10.  Certain Conversions Deemed Payment.
                     ----------------------------------

           For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with
     Article Twelve or upon the repurchase of Securities in accordance with Article Fourteen shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means Common Stock and any other cash, property or securities into which the Securities are convertible pursuant to Article Twelve. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve or to exchange such Security for Common Stock in accordance with Article Fourteen if the Company elects to satisfy the obligations under Article Fourteen by delivery of Common Stock.

                                  ARTICLE FOURTEEN

                    REPURCHASE OF SECURITIES AT THE OPTION OF THE
                           HOLDER UPON A CHANGE IN CONTROL

     SECTION 14.1.  Right to Require Repurchase.
                    ---------------------------

           In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities, or any portion of the principal amount thereof that is equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to U.S.$1,000 or integral multiples of U.S.$1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section 14.2) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased (the "Repurchase Price") plus interest accrued to the Repurchase Date;
     provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article Four, unless a Change in Control shall have occurred prior to such discharge. At the option of the Company, the Repurchase Price may be paid in cash or, except as otherwise provided in Section 14.2(j), by delivery of shares of Common Shares having a fair market value equal to the Repurchase Price; provided that payment may not be made in Common Shares unless at the time of payment such stock is listed on a national securities exchange or quoted on Nasdaq. For purposes of this Section, the fair market value of Common Shares shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the Repurchase Date. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(2) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

     SECTION 14.2.  Notices; Method of Exercising Repurchase Right, Etc.
                    ----------------------------------------------------

           (a) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the request and expense of the Company, the Trustee, shall give to all Holders of Securities, in the manner provided in Section 1.6, notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

                  Each notice of a repurchase right shall state:

                  (1) the Repurchase Date,

                  (2) the date by which the repurchase right must be exercised,

                  (3) the Repurchase Price,

                  (4) a description of the procedure which a Holder must follow to exercise a repurchase right, and the place or places where such Securities, are to be surrendered for payment of the Repurchase Price and accrued interest, if any,

                  (5) that on the Repurchase Date the Repurchase Price, and accrued interest, if any, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                  (6) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities, may be surrendered for conversion, and

                  (7)  the place  or places  that  the certificate  required  by
           Section 2.2 shall be delivered, and the form of such certificate

           In addition, at least two Business Days preceding the Repurchase Date, the Company shall give to all Holders of the Securities, in the manner provided in Section 1.6, notice specifying whether the Repurchase Price will be payable in cash or Common Shares and shall deliver a copy of such notice to the Trustee.

           No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

           If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

           (b) To exercise a repurchase right, a Holder shall deliver to the Trustee or any Paying Agent on or before the 30th day after the date of the Company Notice (i) written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in Common Shares, the name or names (with addresses) in which the certificate or certificates for shares of Common Shares shall be issued, and (ii) the Securities with respect to which the repurchase right is being exercised, if any, appertaining thereto maturing after the Repurchase Date. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the second Trading Day preceding the Repurchase Date.

           (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the Paying Agent in London the Repurchase Price in cash or Common Shares, as provided above, for payment to the Holder on the Repurchase Date or, if Common Shares are to be paid, as promptly after the Repurchase Date as practicable, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the purchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

           (d) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate of 6.50% per annum, and each Security shall remain convertible into Common Shares until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

           (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

           (f) Any issuance of Common Shares in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Shares issued upon repurchase of any Security declared prior to the Repurchase Date.

           (g) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price shall be payable in Common Shares, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Shares which would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a Common Share is the Closing Price Per Share of the Common Share on the last Trading Day prior to the Repurchase Date.

           (h) Any issuance and delivery of certificates for Common Share on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any transfer tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any transfer tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Shares in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

           (i) If any Common Shares to be issued upon repurchase of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon repurchase, the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligations of the Company to repurchase Securities as provided in this Article and if such registration is not completed or does not become effective or such approval is not obtained prior to the Repurchase Date, the Repurchase Price shall be paid in cash.

           (j) The Company covenants that all Common Shares which may be issued upon repurchase of Securities will upon issue be duly and validly issued and fully paid and non-assessable.


     SECTION 14.3.  Certain Definitions.
                    -------------------

           For purposes of this Article Fourteen,

                  (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

                  (b) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of: an event or series of events by which any Person or other entity or Group of Persons shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise (collectively, "Control Acquisitions") have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the total voting power of all shares of capital stock the Company entitled to vote generally in the election of directors; (ii) any consolidation or otherwise of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sales or transfer of all or substantially all of the assets of the Company to another Person; or (iii) the direct or indirect, sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any Person or Group of Persons;

     provided, however, that a Change in Control shall not be deemed to have occurred if either (x) the Closing Price Per Share on any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under Clause (i) above) or the period of 10 consecutive Trading Days ending immediately prior to the date of the Change in Control (in the case of a Change in Control under Clause (ii) and (iii) above) shall equal or exceed 105% of the Conversion Price in effect on such trading day or
     (y) all the consideration (excluding cash payments for fractional shares) to be paid for the Common Shares in a transaction or transactions constituting the Change in Control as described in Clause (ii) above consists of shares of common stock traded on a United States national securities exchange or quoted on Nasdaq National Market System and as a result of such transaction or transactions the Securities become convertible solely into such common stock, and such common stock is a "prescribed security" with respect to the Securities for purposes of clause 212(1)(b)(vii)(E) of the Income Tax Act (Canada);

           (c) In this Article Fourteen, the term "Person" or "Group of Persons" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.


                                   ARTICLE FIFTEEN

                   HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 15.1.  Company to Furnish Trustee Names and Addresses of Holders.
                    ---------------------------------------------------------

           The Company will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

     excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     SECTION 15.2.  Preservation of Information.
                    ---------------------------

           The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 15.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it pursuant to Section 15.1 upon receipt of a new list so furnished.

     ______________________________


           This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           NORTH AMERICAN VACCINE, INC.



     (Seal)                                By /s/ Sharon Mates
                                              --------------------------
                                              Name:  Sharon Mates, Ph.D.
                                              Title: President

     Attest:


     /s/ Daniel J. Abdun-Nabi
     ---------------------------
     Name:  Daniel J. Abdun-Nabi
     Title: Secretary

                                           MARINE MIDLAND BANK,
                                           AS TRUSTEE



     (Seal)                                By /s/ Richard G. Pittius
                                              --------------------------
                                              Name:  Richard Pittius
                                              Title: Vice President

     Attest:


     /s/ Frank J. Godino
     --------------------------
     Name:   Frank J. Godino
     Title:  Corporate Trust Officer

     WASHINGTON,              )
     DISTRICT OF              ): SS.:
     COLUMBIA                 )

           On the 7th day of May, 1996, before me personally came Sharon Mates, to me known, who, being by me duly sworn, did depose and say that she is Sharon Mates of NORTH AMERICAN VACCINE, INC., one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.


                                           /s/ Judith E. Snyder
                                           _____________________
                                               Notary Public

     STATE OF NEW YORK

     COUNTY OF NEW YORK

           On the 7th day of May, 1996, before me personally came Richard G. Pittius, to me known, who, being by me duly sworn, did depose and say that he is Richard G. Pittius of Marine Midland Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to the bylaws of said corporation; and that he signed his name thereto by like authority.


                                           /s/ Marcia A. Markowski
                                           ------------------------
                                               Notary Public

                                      ANNEX A-1

     FORM OF CONVERSION NOTICE - - UNRESTRICTED SECURITIES



     ________________________
     as Conversion Agent
     [Address]

           Re:    North American Vaccine, Inc.
                  6.50% Convertible Subordinated Notes
                  Due May 1, 2003 (the "Securities")

           Reference is hereby made to the Indenture, dated as of May 7, 1996 (the "Indenture"), between North American Vaccine, Inc. (the "Company"), as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

           This letter relates to the Unrestricted Securities specified below, which are registered in the name of the undersigned (the "Holder"). The Holder hereby irrevocably exercises its right to convert such Securities, or the portion thereof, if any, specified below, into Common Shares and, as specified below, directs that such Shares, together with any check in payment for a fractional share and any Security representing any unconverted principal amount, be issued and delivered in book- entry form through the facilities of the Depositary, for credit to the account(s) of the Person(s)] [in certificated form to the Registered owner(s)] indicated below.

           The Holder acknowledges and agrees that no Common Shares will be delivered upon conversion of the specified Securities during the Restricted Period unless the beneficial owner(s) is not a U.S. Person (as defined in Regulation S). In addition, no Common Shares will be delivered on conversion until any amount payable by the Holder on account of interest is paid, any certificates evidencing specified Securities not held in book-entry form are duly endorsed or assigned to the Company or in blank and surrendered and any taxes or other charges or documents required in connection with a transfer on conversion, and any other required items, are delivered to the Conversion Agent.

           The Holder acknowledges and agrees that, notwithstanding this request for conversion, the Company and the Trustee may require that the Common Shares delivered on conversion of the specified Securities be delivered in certificated form subject to a restrictive legend.

           Conversion   of  the   specified  Securities   is  subject   to   the
     requirements established by the Company and the Trustee pursuant to the Indenture, as well as to the procedures of the Depositary if such Securities are held or to be held in book-entry form, all as in effect from time to time. The specified Securities will be deemed to have been

                                       A-1-119
     converted  immediately prior  to  the  close  of  business on  the  day  of surrender of the specified Securities for conversion and on which all other required items have been delivered to the Conversion Agent as provided above and, upon such conversion, shall cease to accrue interest or be outstanding. Prior to such conversion, the Holder will have no rights in the Conversion Securities.

           Please provide the information requested below, as applicable.

     1. PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION THEREOF TO BE CONVERTED ;

           Principal amount held:  U.S. $_____________
           CUSIP number(s):  __________________
           Depositary (DTC) account where held:  ______________
           Principal    amount   being    converted   (if    less   than   all):
           U.S. $_____________

     All Securities to be converted will be converted into Common Shares and (together with any unconverted Securities) will be delivered in book-entry form to the DTC account specified in Item 2 below.

     2. Please specify the type, number and form of securities to be delivered on conversion and the name(s) of the account holder(s) or registered owner(s), by checking the appropriate boxes and providing the information requested:

           n      Book Entry
                  Number of Common Shares:  __________________
                  Depositary Account:           __________________

           n      Certificates
                  Number of Common Shares:  __________________
                  Registered Owner:             __________________

           n      Unconverted Book-Entry
                  Principal Amount:       U.S. $ __________________  *
                  Depositary Account:                __________________

           n      Unconverted Securities
                  (Only in Instances
                  Defined by the Indenture)
                  Principal Amount:        U.S. $ __________________ *
                  Registered Owner:                    __________________

     ___________________

     * Aggregate principal amount of each certificate must equal U.S. $1,000 or any integral multiple thereof.




                                       A-1-120

              Please sign and date this notice in the space provided below.

     DATE:                             ____________________
                                                 Name of Holder


                                       ______________________
                                       Signature(s) of Holder Title(s):

                                       (If   the   Holder   is  a   corporation,
                                       partnership or fiduciary, the title of the Person signing on behalf of the Holder must be stated.)

     Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a U.S. national securities exchange or a member of the National Association of Securities Dealers, Inc. if Common Shares or unconverted Securities are to be delivered other than to and in the name of the registered owner.



     _____________________
                                 Signature Guarantee




























                                       A-1-121

                                      ANNEX A-2

                 FORM OF CONVERSION NOTICE -- RESTRICTED SECURITIES




     ________________________
     as Conversion Agent
     [Address]

              Re:     North American Vaccine, Inc.
                      6.50% Convertible Subordinated Notes
                      Due May 1, 2003 (the "Securities")

              Reference is hereby made to the Indenture, dated as of May 7, 1996 (the "Indenture"), between North American Vaccine, Inc. (the "Company"), as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

              This letter relates to the Restricted Securities specified below, which are registered in the name of the undersigned (the "Holder"). The Holder hereby irrevocably exercises its right to convert such Securities, or the portion thereof, if any, specified below, into Common Shares and, except to the extent specified or required as described below, directs that Restricted Common Shares, together with any check in payment for a fractional share and any Security representing any unconverted principal amount, be issued and delivered [in book-entry form through the facilities of the Depositary, to the account(s) of the Person(s)] [ in certificated form to the Registered Owner (s)] indicated below.

              No Common Shares will be delivered upon conversion until any amount payable by the Holder on account of interest is paid, any certificates evidencing specified Securities not held in book-entry form are duly endorsed or assigned to the Company or in blank and surrendered and any taxes or other charges or documents required in connection with a transfer on conversion, and any other required items, are delivered to the Conversion Agent.

              The Holder acknowledges and agrees that, notwithstanding this request for conversion, the Company may require that the Common Shares delivered on conversion of the specified Securities be delivered in certificated form subject to a restrictive legend, or that additional certificates be delivered on behalf of the relevant beneficial owner(s).

              Any Holder requesting Common Shares or unconverted Securities in book-entry form acknowledges and warrants for the benefit of the Company that such Holder and any beneficial owner(s) of such Securities are Qualified Institutional Buyers (as defined in Rule 144A).



                                       A-2-122

              Conversion  of   the  specified  Securities  is   subject  to  the
     requirements established by the Company pursuant to the Indenture, as well as to the procedures of the Depositary if such Securities are held or to be held in book-entry form, all as in effect from time to time. The specified Securities will be deemed to have been converted immediately prior to the close of business on the day of surrender of the specified securities for conversion and on which all other required items have been delivered to the Conversion Agent as provided above and, upon such conversion, shall cease to accrue interest or be outstanding. Prior to such conversion, the Holder will have no rights in the Conversion Securities.

              Please provide the information required below, as applicable:

     1. PLEASE SPECIFY THE SECURITIES HELD AND THE PORTION THEREOF TO BE CONVERTED;

              Principal amount held:  U.S.  $__________________________________

              CUSIP  number(s):________________________________________________

              Depositary (DTC) account where held:____________________________
              Principal amount  being  converted  (if  less  than  all):    U.S.
              $_______________________

     2. Please specify the type, number and form of securities to be delivered on conversion and the name(s) of the account holder(s) or registered owner(s), by checking the appropriate boxes and providing the information requested:

                      n        Book Entry *
                               Number of Common Shares:_______________________
                               Depositary Account: ___________________________



                      n        Unconverted Book Entry*
                               Principal Amount:  U.S.$_______________________
                               Depositary Account:____________________________




     ______________

     * Only Qualified Institutional Buyers may receive Common Shares in book-entry form. Others must receive certificates, each in an amount of at least U.S. $1,000.
                      n        Unconverted Certificates
                               Principal Amount:  U.S.$________________________
                               Registered Owner:_______________________________


                                       A-2-123
                      n        Certificates
                               Number of Common Shares: _______________________
                               Registered Owner:_______________________________

     3.  Please specify whether the beneficial owner (s) are:

                      n A Qualified Institutional Buyer, as defined in Rule 144A.

                      n An institution that is an "accredited investor," as defined in Rule 501(a)(1), (2), (3) or (7)
                               under the Securities Act, that is not a Qualified Institutional Buyer.

                               Not a  "U. S. person" (as  defined in Regulations
                               S).


     DATE:                                      ____________________
                                                 Name of Holder


                                                _____________________
                                                Signature(s) of Holder

                                                (If the Holder is a corporation,
                                                partnership  or  fiduciary,  the
                                                title of the  Person signing  on
                                                behalf  of  the  Holder  must be
                                                stated.)

     Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a U.S. national securities exchange or a member of the National Association of Securities Dealers, Inc. if Common Shares are to be delivered, or unconverted Securities are to be issued, other than to and in the name of the registered owner.




     __________________
     Signature Guarantee
                                (End of Certificate)










                                       A-2-124

                                      ANNEX B-1

                           FORM OF TRANSFER CERTIFICATE --
                            RESTRICTED GLOBAL SECURITY TO
                             REGULATION S GLOBAL SECURITY

     Marine Midland Bank
     140 Broadway, 12th Floor
     New York, NY 10005-1180
     Attention:  Corporate Trust Department


              Re:     North American Vaccine, Inc.
                      6.50% Convertible Subordinated Notes
                      Due May 1, 2003

              Reference is hereby made to the Indenture, dated as of May 7, 1996 (the "Indenture"), between North American Vaccine, Inc., as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

              This letter relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. 657201AA7) and held with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security (CUSIP No. U65777AA9), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or CEDEL or both.

              In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

              (1) the offer of the Securities was not made to a person in the United States;

              (2) either:

                      (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                      (B) the transaction was executed in, on, or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;


                                       B-1-125

              (3) no directed selling efforts have been made in contravention of the requirements of 904(b) of Regulation S, as applicable;

              (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

              (5) upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depositary through Euroclear or CEDEL or both.


              This certificate and the statements contained herein are made for the benefit of the Company and the Initial Purchasers. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

     Dated:                                     [Insert Name of Transferor]


                                                By:     _______________________
                                                         Name:
                                                         Title:

       (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)



























                                       B-1-126

                                      ANNEX B-2

                           FORM OF TRANSFER CERTIFICATE --
                         DEFINITIVE RESTRICTED SECURITIES TO
                   RESTRICTED GLOBAL SECURITY, REGULATION S GLOBAL
                       SECURITY OR UNRESTRICTED GLOBAL SECURITY


     Marine Midland Bank
     140 Broadway, 12th Floor
     New York, NY 10005-1180
     Attention:  Corporate Trust Department


              Re:     North American Vaccine, Inc.
                      6.50% Convertible Subordinated Notes
                      Due May 1, 2003
                      ---------------

              Reference is hereby made to the Indenture, dated as of May 7, 1996 (the "Indenture"), between North American Vaccine, Inc., as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

              This letter relates to U.S. $_____________ aggregate principal amount of Securities which are evidenced by a Definitive Restricted Security (No. ________ in the name of ___________) [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such interest in the Securities to a Person that will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the [Unrestricted Global Security] [Regulation S Global Security] [(CUSIP No. U65777AA9)]. Restricted Global Security (CUSIP No. 657201AA7).]

              In connection with such request and in respect of such Securities, the Transferor does hereby certify that: such transfer has been effected pursuant to and in accordance with Rule 904, Rule 144 or Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby further certify that:

                      (1) if  the transfer has  been effected  pursuant to  Rule
              904:

                               (A) the offer of the Securities was not made to a
                      person in the United States;

                               (B) either:

                                       (i)  at  the  time  the   buy  order  was
                               originated, the transferee was outside the United States or the Transferor and any person acting on

                                       B-2-127
                               its   behalf   reasonably   believed   that   the
                               transferee was outside the United States, or

                                       (ii) the  transaction was executed in, on
                               or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                               (C) no directed selling efforts have been made in
                      contravention of the requirements of 904(b) of Regulation S, as applicable; and

                               (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; [and

                               (E) if the transfer is made to the Regulation S Global Security: the transferee will take delivery in book-entry form to be held with the Depositary only through Euroclear or CEDEL or both;]

                      (2) if  the transfer has  been effected  pursuant to  Rule
              144, the Securities have been transferred in a transaction permitted by Rule 144; or

                      (3)  if the transfer  has been  effected pursuant  to Rule
              144A,  the  Securities  have   been  transferred  to  a  Qualified
              Institutional Buyer.

              This certificate and the statements contained herein are made for the benefit of the Company and the Initial Purchasers. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

     Dated:                                     [Insert Name of Transferor]

                                                By:  ____________________
                                                      Name:
                                                      Title:

        (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)








                                       B-2-128

                                      ANNEX B-3

                           FORM OF TRANSFER CERTIFICATE --
                           REGULATION S GLOBAL SECURITY TO
                              RESTRICTED GLOBAL SECURITY

     Marine Midland Bank
     140 Broadway, 12th Floor
     New York, NY 10005-1180
     Attention:  Corporate Trust Department

              Re:     North American Vaccine, Inc.
                      6.50% Convertible Subordinated Notes
                      Due May 1, 2003 (the "Securities")

              Reference is hereby made to the Indenture, dated as of May 7, 1996 (the "Indenture"), between North American Vaccine, Inc., as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

              This letter relates to U.S. $____________ aggregate principal amount of Securities which are evidenced by the Regulation S Global Security (CUSIP No. U65777AA9) and held with the U.S. Depository through Euroclear or CEDEL or both in the name of (insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by the Restricted Global Security (CUSIP No. 657201AA7).

              In   connection  with   such  request  and  in   respect  of  such
     Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

              This certificate and the statements contained herein are made for the benefit of the Company and the Initial Purchasers.

     Dated:                                     [Insert Name of Transferor]

                                                By:  ____________________
                                                Name:
                                                Title:

        (If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)




                                       B-3-129

                                      ANNEX C-1

                           FORM OF TRANSFER CERTIFICATE --
                 RESTRICTED GLOBAL SECURITY TO UNRESTRICTED SECURITY

     Marine Midland Bank
     140 Broadway, 12th Floor
     New York, NY 10005-1180
     Attention:  Corporate Trust Department


              Re:     North American Vaccine, Inc.
                      6.50% Convertible Subordinated Notes
                      Due May 1, 2003 (the "Securities")

              Reference is hereby made to the Indenture, dated as of May 7, 1996 (the "Indenture") between North American Vaccine, Inc., as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

              This letter relates to U.S. $____________ aggregate principal amount of Securities which are evidenced by the Restricted Global Security (CUSIP No. _____________) and held with the Depositary in the name of ______________ [insert name of transferor] (the "Transferor"). The
     Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery in the form of an equal aggregate principal amount of Securities evidenced by the Unrestricted Global Security (CUSIP No. _________).

              In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 904 or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

              (1) if the transfer has been effected pursuant to Rule 904, the offer of the Securities was not made to a person in the United States;

                      (A) either:

                               (i) at the time the buy order was originated, the
                      transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                               (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;


                                     C-1-130

                      (B)  no  directed  selling  efforts  have   been  made  in
              contravention of the requirements of 904(b) of Regulation S, as applicable;

                      (C) the  transaction is  not part of  a plan or  scheme to evade the registration requirements of the Securities Act; or

              (2) if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144 under the Securities Act.

              This certificate and the statements contained herein are made for the benefit of the Company and the Initial Purchasers. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

     Dated:                            [Insert Name of Beneficial Owner]

                                       By:  ____________________
                                             Name:
                                             Title:

                                       (If    the   registered    owner   is   a
                                       corporation,  partnership  or  fiduciary,
                                       the  title   of  the  Person  signing  on
                                       behalf of such registered owner must be stated.)


























                                     C-1-131

                                      ANNEX C-2

                           FORM OF TRANSFER CERTIFICATE --
                        TRANSFER OR EXCHANGE AFTER THREE YEARS

     Marine Midland Bank
     140 Broadway, 12th Floor
     New York, NY 10005-1180
     Attention:  Corporate Trust Department

              Re:     North American Vaccine, Inc.
                      6.50% Convertible Subordinated Notes
                      Due May 1, 2003 (the "Securities")

              Reference is hereby made to the Indenture, dated as of May 7, 1996 (the "Indenture") between North American Vaccine, Inc., as Issuer, and Marine Midland Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                               [For  transfers:       This  letter  relates   to
     U.S.$__________________________ aggregate principal amount of Securities that are evidenced by a [Restricted Global Security (CUSIP No._____________________) and held with the Depositary in the name of [insert name of beneficial owner] [a Restricted Security that is a Definitive Security (CUSIP No._________________________ ) registered in the name of _______________________________________ ] [and held for the benefit of ___________________________________ ]  (the  "Transferor").  The
     Transferor has requested that its beneficial interest in such Securities be transferred to a Person that will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Unrestricted Global Security (CUSIP No.________________________________)

              In connection with such request and in respect of such Securities, the Transferor does hereby certify that upon such transfer,
     (a) a period of at least three years will have elapsed since (i) May 7, 1996 or (ii) the resale of such Securities by an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), (b) the Transferor during the three months preceding the date of such transfer was not an "affiliate" of the Company, and it was not acting on behalf of such an affiliate and (c) such Person to whom such transfer is being made is not an "affiliate" of the Company.]

                               [For  exchanges:   This  letter  relates  to U.S.
     $__________________________ aggregate principal amount of Securities that are evidenced by a [Restricted Security (CUSIP No.______________________) and held with the Depositary in the name of _____________________________
     _________________________________________________________________________
     [insert name of beneficial owner] [a Restricted Security that is a Definitive Security (CUSIP No.___________________________) that is registered in the name of __________________ and held for the benefit of ______________________] (the "Beneficial Owner"). The Beneficial Owner has requested that its beneficial interest in such Securities be exchanged

                                     C-1-132
     for a beneficial interest in an equal aggregate principal amount of [Securities evidenced by the Unrestricted Global Security] [Unrestricted Securities] (CUSIP No. _________________).

              In connection with such request and in respect of such Securities, the Beneficial Owner does hereby certify that, upon such exchange, (a) it will be the beneficial owner of such Securities, (b) a period of at least three years will have elapsed since (i) May 7, 1996 or
     (ii)  the resale of  such Securities by an  "affiliate" of  the Company and
     (c) the Beneficial Owner will not be, and during the three months preceding the date of such exchange will not have been, an "affiliate" of the Company (as defined in Rule 144 under the Securities Act), and it is not acting on behalf of such an affiliate.]

              This certificate and the statements contained herein are made for the benefit of the Company and the Initial Purchasers.

     Dated:                            [Insert Name of Beneficial Owner]


                                       By:  ____________________
                                            Name:
                                            Title:

                                       (If    the   registered    owner   is   a
                                       corporation,  partnership  or  fiduciary,
                                       the  title  of  the  Person  signing   on
                                       behalf of such registered owner must be stated.)
























                                       C-2-133